As filed with the Securities and Exchange Commission on June 26, 2026

Investment Company Act File No. 811-24198

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No.

WisdomTree Private Markets & Innovation Fund I

(Exact Name of Registrant as Specified in Charter)

c/o WisdomTree Ventures Management, LLC

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of Principal Executive Offices)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

Joanne Antico

WisdomTree Ventures Management, LLC

250 West 34th Street, 3rd Floor

New York, NY 10119

(Name and Address of Agent for Service)

COPY TO:

Christopher D. Christian, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Aaron D. Withrow, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Robert Shapiro, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

☐     Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐     Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐     Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐     Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐     Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to Section 8(c) If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________________.

☐     This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________________.

☐     This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________________.

Check each box that appropriately characterizes the Registrant:

☒     Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐     Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐     Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐     A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐     Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐     Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐     If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒     New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act and an “Eligible Investor” as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.

The information required to be included in this Registration Statement by Part A – Information Required in a Prospectus and Part B – Information Required in a Statement of Additional Information of Form N-2 is contained in the confidential private placement memorandum (the “Confidential Private Placement Memorandum”) that follows.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

[●], 2026

WisdomTree Private Markets & Innovation Fund I

SHARES OF BENEFICIAL INTEREST

WisdomTree Private Markets & Innovation Fund I (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Shares of beneficial interest of the Fund (“Shares”) are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any of the States of the United States, since such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws. Investment in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act. Shares may be redeemed in accordance with the procedures set forth in this Confidential Private Placement Memorandum. Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Confidential Private Placement Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

This Confidential Private Placement Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Confidential Private Placement Memorandum. You should not assume that the information provided by this Confidential Private Placement Memorandum is accurate as of any date other than the date shown below.

This Confidential Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares described herein and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of the Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.

Prospective investors should not construe the contents of this Confidential Private Placement Memorandum as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein. The Fund does not intend to list Shares on a securities exchange, and it is not expected that there will be a public market for the Shares. As a result, shareholders’ ability to sell Shares will be limited. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Purchases of Shares are suitable only for persons of substantial financial means who can make a long-term investment, can bear the risk of loss of their total investment in the Shares, and have no need for short-term liquidity with respect to such investment. Shares will be marketed and made available to these types of investors (subject to the terms of this Confidential Private Placement Memorandum, any documents referenced herein, and applicable marketing laws and regulations in all relevant jurisdictions). However, the Fund’s investment adviser reserves the right to reject any prospective investor for any reason.

Investment Objective and Principal Investment Strategies. The Fund’s investment objective is to seek long-term growth of capital primarily through venture capital and growth equity investments. There can be no assurance that the Fund will achieve its investment objective.

The Fund will seek to achieve its investment objective by investing in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private funds, such as venture capital funds (“Portfolio Funds”), and securities of public and private companies that introduce a new, creative, or different technologically enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those innovative technologies (“Innovation Companies”). The Fund anticipates acquiring interests in private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, and from third party holders of these interests in secondary transactions. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Portfolio Companies, Portfolio Funds and Innovation Companies.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in the “Summary of Terms – Risk Factors” beginning on Page [●] and in “Types of Investments and Related Risks” beginning on page [●].

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund has no operating history. There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, holders of Shares (“Shareholders”) should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders at the Board of Trustees’ sole discretion.

•	There is no assurance that any distributions paid by the Fund will be maintained or that dividends will be paid at all.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	The Fund invests in private funds which are subject to certain risks including those related to illiquidity, indirect fees, valuation, limited operating histories and limited information regarding underlying investments.

•	Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility.

•	Investing in the Shares may be speculative and involve a high degree of risk, including the potential loss of your entire investment.

The date of this Confidential Private Placement Memorandum is [●], 2026.

Structure. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. The Shares are therefore not readily marketable. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. Even though the Fund may make periodic repurchase offers to repurchase a portion of the Shares to provide some liquidity to Shareholders, you should consider the Shares to be illiquid. This risk may be even greater for Shareholders expecting to sell their Shares in a relatively short period during the Fund’s continuous offering. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment, or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. See “Principal Risks of the Fund—Repurchases Risk.”

Investment Adviser and Sub-Adviser. WisdomTree Ventures Management, LLC serves as the Fund’s investment adviser (the “Adviser”). The Adviser provides investment management services to the Fund. [●] serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). Both the Adviser and the Sub-Adviser are registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general supervision of the Fund’s Board of Trustees (“Board”), and is responsible for the day-to-day investment management of the Fund. The Adviser has hired the Sub-Adviser to assist it in the day-to-day management of the Fund.

Securities Offered. The Fund is offering its shares of beneficial interest on a continuous basis. The minimum initial investment by a Shareholder for the Shares is [$1,000]. There is no minimum investment requirement on additional purchases, after you have purchased a minimum of [$1,000]. The Fund reserves the right to waive the investment minimum. Shares are being offered through [●] at an offering price equal to the Fund’s then current net asset value per Share.

This Confidential Private Placement Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Confidential Private Placement Memorandum carefully and to retain it for future reference. When available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at WisdomTree Private Markets & Innovation Fund I, c/o WisdomTree Ventures Management, LLC, 250 West 34th Street, 3rd Floor, New York, New York 10119, or by calling toll-free [●] or by visiting [wisdomtree.com/[investments]]. In addition, the contact information provided above may be used to request additional information about the Fund.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Confidential Private Placement Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

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SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Confidential Private Placement Memorandum.

THE FUND

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is making a continuous offering of its shares of beneficial interest (“Shares”).

THE ADVISER AND SUB- ADVISER

WisdomTree Ventures Management, LLC, located at 250 West 34th Street, 3rd Floor, New York, NY 10119, serves as the Fund’s investment adviser (the “Adviser”). The Adviser provides investment management services to the Fund. [●], located at [●], serves as the Fund’s sub-adviser (the “Sub-Adviser”). Both the Adviser and the Sub-Adviser are registered as investment advisers with the SEC under the Advisers Act. Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general supervision of the Fund’s Board of Trustees (“Board”), and is responsible for the day-to-day investment management of the Fund. The Adviser has hired the Sub-Adviser to assist it in the day-to-day management of the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term growth of capital primarily through venture capital and growth equity investments. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT OPPORTUNITIES AND STRATEGIES

The Fund will seek to achieve its investment objective by investing in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private funds, such as venture capital funds (“Portfolio Funds”), and securities of public and private companies that introduce a new, creative, or different technologically enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those innovative technologies (“Innovation Companies”). The Fund anticipates acquiring interests in private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, and from third party holders of these interests in secondary transactions. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Portfolio Companies, Portfolio Funds and Innovation Companies. The Fund expects to primarily invest in Portfolio Companies, which typically include minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are enterprises in the mid-to-late stage of their development with clear revenue growth and visibility to break-even or positive cash flow.

For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in publicly-traded equity securities, mutual funds, and exchange-traded funds. For liquidity purposes, the Fund may also invest in liquid fixed income securities, money market funds and cash and cash equivalents. Due to the nature of the private markets for the types of Portfolio Companies in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Adviser expects that it may take up to 180 days for the Fund to be primarily invested in Portfolio Companies and Portfolio Funds.

The Fund may invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries. The Fund may invest in Portfolio Companies at any stage of development, from early-stage (which typically includes investments in businesses still in the conceptual stage, or where products may not be fully developed and where revenues and/or profits may be several years away) to late-stage (which typically includes minority investments in established companies with strong growth characteristics). While the Fund will primarily focus on investments in mid-to-late-stage private technology-focused companies in the U.S., the allocation of the Fund’s assets to different regions and industries, as well as to Portfolio Companies in differing stages of development, will largely depend on the availability of attractive investment opportunities in such regions and industries.

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For investments in Portfolio Companies, the Fund may hold these investments until a liquidity event with respect to the Portfolio Company occurs, such as an initial public offering (“IPO”) or a merger or acquisition transaction. However, the Fund may elect to exit certain Portfolio Company investments through secondary sales to third parties. For Portfolio Companies held through IPO, the Fund may continue to hold the securities of a Portfolio Company after a liquidity event.

[The Adviser and the Sub-Adviser will select investments for the Fund that represent its highest-conviction investment ideas in line with the Fund’s Investment Objective, as described above, in constructing the Fund’s portfolio. The Adviser’s process for identifying Portfolio Companies and Portfolio Funds uses both “top down” (sector, sub-sector or “mega-trend” focus) and “bottom up” (valuation, fundamental and quantitative measures) approaches. The Adviser’s and Sub-Adviser’s highest-conviction investment ideas are those that it believes present the best long-term risk-reward opportunities.]

The Fund’s investments in foreign equity securities may be in both developed and emerging markets. The Fund may invest in foreign securities (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and securities listed on local foreign exchanges.

[The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Fund, the Adviser, and the Sub-Adviser expect to apply for exemptive relief from the provisions of Sections 17(d) of the 1940 Act, which, if granted, would permit the Fund to invest in certain privately negotiated investment transactions alongside other funds managed by the Adviser or Sub-Adviser or certain of their affiliates. If granted, co-investments made under the exemptive relief will be subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction. [The Fund’s co-investment program will be conducted in reliance on, and subject to the conditions of, such relief, and responsibility for identifying, evaluating and allocating co-investment opportunities for the Fund will reside with the Sub-Adviser, subject to the oversight of the Board and the Fund’s allocation policies and procedures.] There is no guarantee that any such exemptive relief will be granted.]

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers.

LEVERAGE

The Fund may use leverage to the extent permitted by the 1940 Act, including, without limitation, to meet repurchase requests. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. [The Fund intends to enter into a credit facility during the 12-month period following the date of the Confidential Private Placement Memorandum for the purpose of meeting repurchase requests, investment purchases and other liquidity measures. Such credit facility may be secured by all or a portion of the assets held by the Fund.] The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent. See “Investment Objective, Opportunities and Strategies— Leverage.”

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MANAGEMENT FEES

Pursuant to the Advisory Agreement, dated as of [●], by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”).

The Management Fee is calculated and payable monthly at the annual rate of [●]% of the average daily value of the Fund’s [Managed Assets]. [“Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.] [The Adviser has retained the Sub-Adviser to provide sub-advisory services to the Fund pursuant to a Sub-Advisory Agreement to be entered into between the Adviser and the Sub-Adviser, which has been approved by the Board in accordance with Section 15(c) of the 1940 Act. The sub-advisory fee is payable by the Adviser out of the Management Fee and does not increase the fees and expenses borne by the Fund or its shareholders. The sub-advisory fee is calculated and payable monthly at the annual rate of [●]% of the average daily value of the Fund’s [Managed Assets].]

ADMINISTRATION EXPENSES

Pursuant to the administration agreement between [●] and the Fund, [●] performs, or administers the performance of, certain of the Fund’s required administrative services, which include, among other things, providing administrative assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, [●] coordinates the preparation and filing of the Fund’s tax returns and generally coordinates the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund.

DISTRIBUTIONS	[The Fund may make [●] distributions.] See “Distributions.” The Board reserves the right to change the distribution policy from time to time.
[DISTRIBUTION] REINVESTMENT PLAN

[The Fund will operate under a [distribution] reinvestment plan (“DRP”) administered by [●] (“[●]”). Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to [●]. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [●] 30 days prior to the record date of the Distribution or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions — [Distribution] Reinvestment Plan.”]

BOARD OF TRUSTEES

The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are not “interested persons” as defined in the 1940 Act, of the Trust (“Independent Trustees”). See “Board of Trustees of the Fund.”

THE OFFERING

The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous basis through the sale of Shares. The Fund’s Shares are offered on a daily basis. The Fund accepts initial and additional purchases of Shares on each day that the New York Stock Exchange (“NYSE”) is open for trading. Orders will be priced based on the Fund’s NAV next computed (as described in the “Determination of Net Asset Value” section of this Confidential Private Placement Memorandum) after it is received by the Fund’s transfer agent.

The minimum initial investment for Shares is [$1,000]. There is no minimum investment requirement on additional purchases, after you have purchased a minimum of [$1,000]. The Fund reserves the right to waive the investment minimum. The Fund and [●] (the “Distributor”) reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares. See “Distributions — [Distribution] Reinvestment Plan.”

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ELIGIBILITY

Shares of the Fund are offered only to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Shares of the Fund are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act. Shares may be redeemed in accordance with the procedures set forth in this Confidential Private Placement Memorandum.

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose some or all of its investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is a highly illiquid investment.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. Liquidity will be provided by the Fund only through limited, discretionary repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy.

VALUATIONS

The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s [and the Adviser’s] valuation policy (the “Valuation Procedures”) and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, the Sub-Adviser and their affiliates, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the Valuation Procedures, for Fund portfolio securities that do not have readily available market quotations and other portfolio instruments that are not securities. In carrying out these responsibilities, the Adviser is authorized to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

REPURCHASES OF SHARES

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders at the Board’s sole discretion.

[Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.]

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There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders upon the occurrence of certain events specified in the Fund’s declaration of trust (the “Declaration of Trust”), each in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund’s investments in Portfolio Funds, Portfolio Companies and Innovation Companies are generally subject to lengthy lock-up periods during which the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the consent of the Portfolio Fund, Portfolio Company or Innovation Company to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds, Portfolio Companies or Innovation Companies in a timely manner.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchases Risks.”

SUMMARY OF TAXATION

The Fund intends to be treated as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes. As a partnership, the Fund will generally not be subject to U.S. federal income tax and each Shareholder will be required to report on its own annual tax return the Shareholder’s distributive share of the Fund’s taxable income or loss. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31st.
REPORTS TO SHAREHOLDERS

Partnership tax reporting on a Schedule K-1 to the Fund’s Form 1065 will be furnished to Shareholders of the Fund. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

	•	Venture Capital Investment Risk. While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Additionally, the marketplace for venture capital investing is extremely competitive, which makes it difficult to locate and compete for investment opportunities.

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•	Portfolio Company Risks. The Portfolio Companies in which the Fund invests, whether directly through a special purpose vehicle used for facilitating a co-investment (“Co-Investment Vehicle”), a secondary market acquisition or indirectly through an underlying fund, may involve a high degree of business and financial risk. Portfolio Companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio Companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, these companies may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions. The Fund may be invested in a limited number of Portfolio Companies, which may subject the Fund to greater risk and volatility than if investments had been made in a larger number of Portfolio Companies. The Fund’s investments may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such Portfolio Company investments in a down market.

•	Private Company Risk. The Fund invests in privately held companies. Investments in privately held companies, which involves significant risks, including: limited financial resources; typically limited operating histories, less predictable operation results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; there is generally little publicly available information about these businesses, and some investors may have more limited information about these businesses than other investors; they are more likely to depend on the management talents and efforts of a small group of persons; such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions.

•	Late-Stage Private Company Risk. Late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

•	Less Established Companies Risk. Investments in less established companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

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•	[Small- and Medium- Capitalization Companies Risk. Small- and medium- capitalization companies may be more volatile and more likely than large- capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium- capitalization companies could trail the returns on investments in securities of large-capitalization companies.]

•	[Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.]

•	Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

•	[Publicly Traded Securities Risk. The Fund may invest in publicly traded equity securities, primarily for liquidity management and, to the extent consistent with its investment strategy, as investments. The prices of publicly traded securities may be more volatile than those of the Fund’s private holdings and will fluctuate with market, economic, issuer-specific and other conditions. Because the Fund may hold publicly traded securities to meet repurchase requests, it may be required to sell such securities at disadvantageous times or prices, which could adversely affect the Fund’s net asset value and its ability to fund repurchases.]

•	Co-investments Risk. The Fund expects to invest through co-investments. Co-Investments may involve risks not present in investments where a third party is not involved, including, for example, the possibility that a third party co-venturer or partner (each such third- party, a “Co-Investor”) might become bankrupt, may at any time have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take action contrary to the investment objectives of the Fund. In addition, the Fund may in certain circumstances be liable for the actions of a Co-Investor. The Adviser or Sub-Adviser may have no, or only limited, access to information regarding the activities of the Co-Investors. Furthermore, the Adviser and Sub-Adviser cannot guarantee the accuracy or completeness of such information. Accordingly, it may be difficult, if not impossible, for the Adviser or Sub-Adviser to protect the Fund from the risk of a Co-Investor’s fraud, misrepresentation, material strategy alteration or poor judgment.

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•	Disruptive Innovation Risk. Companies that the Adviser or Sub-Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

•	Leverage Risk. The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

•	Portfolio Fund Risks. Investments in Portfolio Funds entail a variety of risks. Sponsors of Portfolio Funds may invest such Portfolio Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Portfolio Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A sponsor of a Portfolio Fund may also focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

A Portfolio Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. A Portfolio Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such Portfolio Fund investments in a down market. In addition, unlike the Fund, which is regulated under the 1940 Act, Portfolio Funds are generally expected to be private funds that are not limited by the 1940 Act in how they invest their assets, including limits on leverage and transactions with affiliates. As a result, investing in Portfolio Funds may subject the Fund to heightened conflicts of interest risk and leverage risk than if the Fund made investments directly.

Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Portfolio Fund or Co-Investment Vehicle level. In addition, to the extent that the Fund invests in a Portfolio Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.

•	Market Risk. The trading prices of securities fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV, like securities prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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•	Secondary Investments Risks. The Fund may acquire secondary investments from existing investors in such secondary investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser or Sub-Adviser in selecting and structuring secondary investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the secondary investments, including any special rights or privileges.

•	“Follow-On” Investments Risk. The Adviser or the Sub-Adviser may be unable to make follow-on investments in Portfolio Companies which could, in some circumstances, jeopardize the continued viability of a Portfolio Company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation.

•	Valuation Risk. Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s NAV. The Fund expects that in most cases (other than subsequent to an initial public offering transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and, where private market prices are available, such prices may be unreliable, or such securities will be illiquid. At any point in time, there may be few recent purchase or sale transactions or offers on private markets on which to base the value of a given private security. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions. Information on Portfolio Companies may not be readily available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate.

•	Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

•	Depositary Receipts Risk. ADRs and GDRs are securities typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute Shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

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•	Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with securities of developed market issuers due to less developed and liquid markets and factors such as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

•	Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market, including wars, military conflicts and sanctions. The Fund normally will not hedge any foreign currency exposure.

•	Forward Securities Transactions Risk. The Fund may invest in “forward contracts” that involve counterparties (each, a “counterparty”) of a potential Portfolio Company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. In cases where the Adviser or Sub-Adviser purchases a forward contract through a secondary marketplace, the Fund may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty. In cases where the Adviser or Sub-Adviser purchases a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it may not recognize the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to the Fund. Therefore, these securities may ultimately have no value. In cases where the Adviser or Sub-Adviser purchases a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for the Adviser or Sub-Adviser to work with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties. The Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s transactions, and, should the Portfolio Company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions. Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations. Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to the Fund.

•	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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•	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

•	Cash and Cash Equivalents. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. As a result, the Fund generally will not contribute the full amount of its commitment to a Portfolio Fund or a Co-Investment Vehicle (as defined above - see Portfolio Company Risks) at the time of its admission to the Portfolio Fund or the Co-Investment Vehicle. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund or the Co-Investment Vehicle. The Fund may also maintain a sizeable cash position in anticipation of funding repurchase requests. The overall impact on performance due to holding a portion of the investment portfolio in cash, cash equivalents and other fixed-income investments could be negative.

•	Fund Liquidity Risk. No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders at the Board’s sole discretion. Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. The Fund should therefore be considered to offer limited liquidity. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

•	Highly Competitive Market. The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.

•	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, or short or long periods of time.

•	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or Shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber-attacks affecting the Fund’s third-party service providers or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

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•	Tax Risk. The Fund intends to operate so that it will qualify to be treated as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (“Code”). As such, it will not be subject to any U.S. federal, state and local income taxes and each shareholder will be required to account for its distributive share of the Fund’s income, gains, expenses and losses. If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax, and any distributions of current and accumulated earnings and profits from the Fund would be treated as dividends.

•	Unlisted Shares. Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange.

•	When Issued and Delayed Delivery Securities and Forward Commitments Risk. When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

•	New Fund Risk. The Fund is newly formed and has no operating history. [The Adviser expects that it may take up to 180 days for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested.] There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of Shareholders. Liquidation of the Fund can be initiated without Shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

•	Management Risk. The Fund is subject to management risk. The ability of the Adviser or Sub-Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser and Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

•	Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

•	Subsidiaries. The Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). The Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. The Subsidiaries will be advised or managed by the Adviser and have the same investment objective as the Fund. The Fund will “look through” any such Subsidiary for purposes of compliance with its investment policies.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Expenses” are estimated based on projected amounts for the Fund’s first full year of operations).

SHAREHOLDER TRANSACTION EXPENSES
Sales load (as a percentage of offering price)	None
Dividend Reinvestment Fees	[●]%
Maximum Repurchase Fee(1)	None
ANNUAL FUND EXPENSES (as a percentage of projected average net assets attributable to Shares, assuming the use of leverage)(2)(3)
Management fee	[●]%
[Interest payments on borrowed funds(4)]	[●]%
Other expenses(5)	[●]%
Acquired Fund Fees and Expenses(6)	[●]%
Total annual fund expenses	[●]%

(1) [The Fund does not currently intend to impose a repurchase fee but is permitted to charge up to 2%.]

(2) Assumes leverage in an amount equal to [●]% of the Fund’s net assets attributable to Shares ([●]% of the Fund’s Managed Assets). Actual expenses will depend on the number of Shares the Fund sells in this offering and the amount of leverage the Fund employs, if any.

(3) Assumes the Fund raises approximately $[●] million in proceeds in the one-year period beginning [●] resulting in estimated average net assets of approximately $[●] million.

(4) [These expenses represent estimated interest payments the Fund expects to incur in connection with a credit facility during the current fiscal year. See “Summary of Terms — Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes at an average rate of [ ]% of net assets.]

(5) Other Expenses are based on estimated amounts for the current fiscal year.

(6) [The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Fund intends to invest. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Portfolio Funds may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of [ ]% to [ ]%, and approximately [ ]% to [ ]% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The [ ]% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds). The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.]

Example:

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed that its annual operating expenses and leverage would remain at the percentage levels set forth in the table above. [Transaction expenses are included in the following example.]

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

	1 Year		3 Years		5 Years		10 Years
$	[●]	$	[●]	$	[●]	$	[●]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fees.”

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THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund continuously offers its Shares. The Fund was organized as a Delaware statutory trust on [●]. The principal office of the Fund is located at 250 West 34th Street, 3rd Floor, New York, NY 10119 and its telephone number is [●]. The Fund’s investment objective is to seek long-term growth of capital primarily through venture capital and growth equity investments.

The Fund invests primarily in private, venture-backed growth companies through primary and secondary investments. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board without Shareholder approval. There can be no assurance that the Fund will achieve its investment objective. Private growth investing is characterized by equity [or equity-linked] investments in mid-to-late-stage companies with high growth potential, often in the technology sector. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Traditionally, venture-backed companies are owned by accredited “angel” investors or from venture capital and growth-equity firms where accredited investors and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, these venture capital funds are privately offered and limited to institutions and high-net-worth individuals. The Fund is intended to offer all investors an opportunity to gain exposure to a broad range of global venture-backed opportunities typically only available to institutional investors and high-net-worth individuals. The Fund’s investments will include companies that are valued at or above $[●] billion. The Fund’s investment in foreign equity securities may be in both developed and emerging markets. The Fund may invest in foreign securities (including investments in ADRs and GDRs) and securities listed on local foreign exchanges.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.” There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment adviser is [●]. [●] provides investment management services to the Fund. See “The Adviser.” [●] serves as sub-adviser to the Fund. See “The Sub-Adviser.” Responsibility for monitoring and overseeing the Fund’s investment program, management and operation is vested in the individuals who serve on the Board.

THE ADVISER

WisdomTree Ventures Management, LLC, located at 250 West 34th Street, 3rd Floor, New York, NY 10119, serves as the Fund’s investment adviser. The Adviser was formed in Delaware and registered with the SEC in [●]. Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general supervision of the Board, and is responsible for the day-to-day investment management services of the Fund.

THE SUB-ADVISER

[●] (the “Sub-Adviser”), located at [●], serves as the Fund’s sub-adviser. The Sub-Adviser, a registered investment adviser, is a [●]. As of [●], [●], the Sub-Adviser has assets under management totaling approximately $[●]. The Adviser has hired the Sub-Adviser to assist it in the day-to-day management of the Fund.

The Adviser pays the Sub-Adviser for providing sub-advisory services to the Fund.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital primarily through venture capital and growth equity investments. There can be no assurance that the Fund will achieve its investment objective.

Investment Opportunities and Strategies

In seeking to achieve its investment objective, the Fund primarily will invest over time in the equity securities of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private funds, such as venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, and from third party holders of these interests in secondary transactions. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Portfolio Companies, Portfolio Funds and Innovation Companies. The Fund expects to primarily invest in Portfolio Companies, which typically include minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are enterprises in the mid-to-late stage of their development with clear revenue growth and visibility to break-even or positive cash flow.

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For liquidity management, in connection with implementation of changes in asset allocation, when identifying private investments for the Fund during periods of large cash inflows (such as upon the Fund’s launch) or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in publicly-traded equity securities, mutual funds, and exchange-traded funds. For liquidity purposes, the Fund may also invest in liquid fixed income securities, money market funds, and cash and cash equivalents. Due to the nature of the private markets for the types of Portfolio Companies in which the Fund will invest, factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Adviser expects that it may take up to 180 days for the Fund to be primarily invested in Portfolio Companies and Portfolio Funds.

The Fund’s long-term goal is to primarily make direct investments in select Portfolio Companies, where it would invest in a privately negotiated stake in the equity of the Portfolio Company

The Fund may invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries. The Fund may invest in Portfolio Companies at any stage of development, from early-stage (which typically includes investments in businesses still in the conceptual stage, or where products may not be fully developed and where revenues and/or profits may be several years away) to late-stage (which typically includes minority investments in established companies with strong growth characteristics). While the Fund will primarily focus on investments in mid-to-late-stage private technology-focused companies in the U.S., the allocation of the Fund’s assets to different regions and industries, as well as to Portfolio Companies in differing stages of development, will largely depend on the availability of attractive investment opportunities in the applicable region and industries.

[The Adviser and Sub-Adviser expect to use a range of sources to identify Portfolio Companies and Portfolio Funds for investment. These sources are expected to include networks of the Adviser and Sub-Adviser and unaffiliated venture capital investors with whom it has established relationships.] Where appropriate, the Adviser and Sub-Adviser will look for opportunities to invest in Portfolio Companies alongside these other venture capital investors.

The Adviser and Sub-Adviser will select investments for the Fund that represent its highest-conviction investment ideas within the universe of Portfolio Companies and Portfolio Funds, as described above, in constructing the Fund’s portfolio. The Adviser’s process for identifying Portfolio Companies and Portfolio Funds uses both “top down” (sector, sub-sector or “mega-trend” focus) and “bottom up” (valuation, fundamental and quantitative measures) approaches. The Adviser’s and Sub-Adviser’s highest-conviction investment ideas are those that it believes present the best long-term risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, preferred equity, convertible securities, partnership interests, business trust shares, other equity investments or ownership interests in business enterprises, Portfolio Companies and Portfolio Funds. The Fund’s investments may include early- stage and late-stage private companies, and micro-, and small- capitalization public companies. However, the Fund will primarily invest in mid-to-late-stage private venture-backed companies in the technology space in the U.S. The Fund’s investments in foreign equity securities may be in both developed and emerging markets. The Fund may invest in foreign securities (including investments in ADRs and GDRs) and securities listed on local foreign exchanges.

The Fund’s 80% policy with respect to investments in Portfolio Funds, Portfolio Companies and Innovation Companies is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets in the particular type of investment suggested by its name. The Fund’s investments in derivatives, other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy. In addition, the Fund’s investments in derivatives are counted towards the Fund’s 80% investment policy to the extent they provide investment exposure or to one or more of the market risk factors associated with investments included in that policy. Cash and cash equivalents in support of unfunded commitments to Portfolio Funds are counted towards the Fund’s 80% investment policy. Unfunded commitments are intrinsically part of the Fund’s investments in Portfolio Funds. The Fund may obtain exposure to Portfolio Companies indirectly through Portfolio Funds and expects to make unfunded commitments to such Portfolio Funds.

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[The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Fund, the Adviser and the Sub-Adviser expect to apply for exemptive relief from the provisions of Sections 17(d) of the 1940 Act, which, if granted, would permit the Fund to invest in certain privately negotiated investment transactions alongside other funds managed by the Adviser, the Sub-Adviser or certain of their affiliates. If granted, co-investments made under the exemptive relief will be subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction. [The Fund’s co-investment program will be conducted in reliance on, and subject to the conditions of, such relief, and responsibility for identifying, evaluating and allocating co-investment opportunities for the Fund will reside with the Sub-Adviser, subject to the oversight of the Board and the Fund’s allocation policies and procedures.] There is no guarantee that any such exemptive relief will be granted.]

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers.

Additional Information About the Fund

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act, including, without limitation, to meet repurchase requests. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. [The Fund intends to enter into a credit facility during the 12-month period following the date of the Confidential Private Placement Memorandum for the purpose of meeting repurchase requests, investment purchases and other liquidity measures. Such credit facility may be secured by all or a portion of the assets held by the Fund.] The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Shareholders.

Illiquid Securities

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

THE OFFERING

The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous daily basis through the sale of Shares. The Fund offers Shares on a daily basis at NAV per Share. The Fund accepts initial and additional purchases of Shares on each day that the New York Stock Exchange (“NYSE”) is open for trading. Orders will be priced based on the Fund’s NAV next computed (as described in the “Determination of Net Asset Value” section of this Confidential Private Placement Memorandum) after it is received by the Fund’s transfer agent.

The minimum initial investment for Shares is [$1,000]. There is no minimum investment requirement on additional purchases, after you have purchased a minimum of [$1,000]. The Fund reserves the right to waive the investment minimum. The Fund and the Distributor reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares. See “Distributions — [Distribution] Reinvestment Plan.”

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TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Risks Relating to Investment Strategies and Fund Investments

Venture Capital Investing Risks. While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. There generally will be little or no publicly available information regarding the status and prospects of Portfolio Companies. For example, Portfolio Companies will generally not be subject to SEC reporting requirements, will generally not be required to maintain accounting records in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and are generally not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the Portfolio Companies in which the Fund invests. Many investment decisions by the Adviser or Sub-Adviser will be dependent upon the ability to obtain relevant information from non-public sources, and the Adviser or Sub-Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify.

Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment. Portfolio Companies are also more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. At the time of the Fund’s investment, a Portfolio Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team, or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

The marketability and value of each Portfolio Company investment will depend upon many factors beyond the Adviser’s control. Portfolio Companies may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for startup and emerging growth companies is extremely volatile. Such volatility may adversely affect the development of Portfolio Companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by the Fund’s Portfolio Companies may vary dramatically from period to period. An otherwise successful Portfolio Company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a Portfolio Company effects a successful public offering, the Portfolio Company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Similarly, the receptiveness of potential acquirers to the Fund’s Portfolio Companies will vary over time and, even if a Portfolio Company investment is disposed of via a merger, consolidation or similar transaction, the Fund’s stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any Portfolio Company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Following its initial investment in a given Portfolio Company, the Fund may decide to provide additional funds to such Portfolio Company or may have the opportunity or otherwise need to increase its investment in a Portfolio Company. There is no assurance that the Fund will have the opportunity to make follow-on investments, will make follow-on investments or will have sufficient available funds to make follow-on investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a Portfolio Company in need of such additional capital or may result in a lost opportunity for the Fund to increase its participation in a successful operation.

These same risks will also apply to the venture capital Portfolio Funds in which the Fund may invest.

Portfolio Companies Risks. The Portfolio Companies in which the Fund invests may involve a high degree of business and financial risk. Portfolio Companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio Companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions. To the extent a Portfolio Company in which the Fund has invested receives additional funding in subsequent financings and the Fund does not participate in such additional financing rounds, the interests of the Fund in such Portfolio Company would be diluted. Portfolio Companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel.

The Fund may be invested in a limited number of Portfolio Companies, which may subject the Fund to greater risk and volatility than if investments had been made in a larger number of Portfolio Companies. The Fund’s investments may be in companies whose capital structures are highly leveraged, which may impair their ability to finance their future operations and capital needs and may result in restrictive financial and operating covenants. As a result, such companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such Portfolio Company investments in a down market.

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Portfolio Companies may not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of public companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the NAV of the Fund.

Private Company Risk. The Fund invests in privately held companies. Investments in privately held companies involve a number of significant risks. Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Shareholders may have no right to receive the information issued by the private companies that may be available to the Fund as an investor in the private companies. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser or Sub-Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is a risk that the Fund may invest on the basis of incomplete or inaccurate information (and which may be more limited than information available to other investors), and will not be able to adequately monitor the performance of its investments, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Fund’s NAV could significantly increase or decrease if the Fund learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Fund’s portfolio. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to transfer restrictions and substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner. There also is no assurance that the private companies in which the Fund invests will ever have a liquidity event.

Additionally, the types of private companies in which the Fund expects to invest may be dependent on key personnel for their future success. If a company is unable to hire and retain qualified personnel, or if the company loses a founder or any key member of its management team, its performance may be significantly impaired.

Historical return for private company investments has often been dependent on investment selection with a limited number of companies having an outsized impact on the return profile of the asset class. Although the Fund intends to deploy capital in companies at the frontiers of their industries, the Fund may not be able to access the most attractive investment opportunities, or it may not be able to invest at an early enough stage in these companies’ lifecycles to experience an outsized investment return. Private companies typically control which investors are permitted to buy shares of their company, including through a consent right over which investors are permitted to purchase shares from existing investors in that company. There can be no assurance that the companies that the Fund targets will permit the Fund to become an investor. The Fund may not be able to deploy capital in companies that fit its investment mandate at all.

Late-Stage Private Company Risk. Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Although late-stage private companies may have more developed operations, established products and revenue generation than early-stage private companies, they may still be relatively new enterprises with limited operating histories. In addition, past growth rates may not be indicative of future performance, and such companies may fail to sustain growth, achieve profitability or meet investor expectations. The Fund may not be able to sell such investments when the Adviser or Sub-Adviser may deem it appropriate to do since the investments are not publicly traded. Accordingly, these investments are generally considered to be illiquid until the company conducts a public offering (which may never occur) and are often subject to contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an initial public offering, initial public offerings are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

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Less Established Companies Risk. The Fund invests a portion of its assets in the securities of less established companies. Certain of the investments may be in businesses with little or no operating history. Investments in such early-stage growth companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

While not a focus of the Fund’s investment program, the Fund may invest in issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business, or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.

[Small- and Medium- Capitalization Companies Risk. The Fund may invest in small- and medium- capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Small- and medium- capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium- capitalization companies could trail the returns on investments in securities of larger capitalization companies.]

[Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.]

Liquidity Risk. Although the Fund expects that some of its equity investments will trade on public or private secondary marketplaces, certain of the securities the Fund holds will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time it desires to do so and at the price it anticipates. The illiquidity of its investments, including those that are traded on private secondary marketplaces, will make it difficult for the Fund to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time. Therefore, an investment in the Fund should be considered an illiquid investment.

Duration Risk. The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Counterparty Risk. The Fund is exposed to the risk that third parties that may owe the Fund or its Portfolio Companies money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other financial intermediaries. These parties may default on their obligations to the Fund or its Portfolio Companies, due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to Portfolio Companies, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other financial intermediaries. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Co-investment Opportunities Risk. When the Fund invests alongside other investors in co-investment opportunities, the realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser, Sub-Adviser or the Fund because co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-investment opportunities may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the co-investment opportunities, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

When the Fund makes investments in underlying companies in co-investment opportunities alongside General Partners (“GPs”), the Fund will be highly dependent upon the capabilities of the GPs alongside which the investment is made. The Fund may indirectly make binding commitments to co-investment opportunities without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent underlying company. In some cases, the Fund will be obligated to fund its entire investment in a co-investment opportunity up front, and in other cases the Fund will make commitments to fund investments from time-to-time as called by the GP of another underlying fund in a co-investment opportunity. Generally, neither the Adviser, Sub-Adviser nor the Fund will have control over the timing of capital calls or distributions received from such co-investment opportunities, or over investment decisions made in such co-investment opportunities.

When the Fund participates in a co-investment opportunity, the Fund generally will not have control over the underlying Portfolio Company, and will not be able to direct the policies or management decisions of such Portfolio Company. There can be no assurance that appropriate minority Shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests. Thus, the returns to the Fund from any such investments will be more dependent upon the performance of the particular Portfolio Company and its management in that the Adviser, on behalf of the Fund, will not be able to direct the policies or management decisions of such Portfolio Company.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups, or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not materially affect the value of the equity securities issued by the company.

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Equity Risk. The value of the equity securities that the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

[Publicly Traded Securities Risk. The Fund may invest in publicly traded equity securities, primarily for liquidity management and, to the extent consistent with its investment strategy, as investments, including holding such securities to fund repurchase requests. The prices of publicly traded securities may be more volatile than those of the Fund’s private holdings and will fluctuate, sometimes rapidly and unpredictably, in response to market, economic, political, regulatory, issuer-specific and other conditions. Because the Fund may hold publicly traded securities to meet repurchase requests or other liquidity needs, the Fund may be required to sell such securities at disadvantageous times or prices, which could adversely affect the Fund’s net asset value and its ability to fund repurchases. To the extent the Fund holds a larger position in publicly traded securities for liquidity management, the Fund’s exposure to these risks will increase.]

Leverage Risk. The Fund may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased returns, but also creates risks for the Fund’s common Shareholders, including increased variability of the Fund’s net income, distributions, NAV and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s common Shareholders, and in the price at which its common shares trade in the secondary market. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common Shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common Shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of preferred shares would vote together with the holders of common shares on all matters, including the election of trustees. Additionally, holders of preferred shares would have the right separately to elect two trustees of the Fund, voting separately as a class, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common Shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its common Shareholders or to repurchase its Shares will be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund’s lenders.

The Fund will pay (and common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund’s common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common Shareholders and result in a reduction of the NAV of the Fund’s common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to common Shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common Shareholders.

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There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged; and

•	leverage may increase expenses (which will be borne entirely by common Shareholders), which may reduce total return.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objective.

Portfolio Fund Risks. Portfolio Funds are generally subject to the same risks described above with respect to the Fund’s direct investments in Portfolio Companies. Additional risks also apply to the Fund’s investment in Portfolio Funds, including:

•	Illiquid Investments. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly.
•	Valuation Risk. Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund’s sponsor or manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund’s manager. A Portfolio Fund’s manager may face a conflict of interest in valuing such securities since their values may have an impact on the manager’s compensation. The Fund expects that most Portfolio Funds in which it will invest will require an annual independent audit of their financial statements, which includes testing of portfolio valuations made by the Portfolio Fund’s manager. Neither the Adviser, the Sub-Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.
•	Duplication of Fees. The Fund may pay asset-based fees and performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the management fee the Fund pays to the Adviser. Fund Shareholders will indirectly bear their proportionate share of the expenses of the Portfolio Funds, in addition to their proportionate share of the expenses of the Fund. Thus, a Fund Shareholder may be subject to higher operating expenses than if the Shareholder invested in the Portfolio Funds directly. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.
•	Performance Fees. Performance-based fees charged by Portfolio Fund managers may create incentives for the Portfolio Fund managers to make risky investments, and may be payable by the Fund to a Portfolio Fund manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.
•	Unregistered Funds and Managers. Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act. Portfolio Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund managers, will not have the benefit of certain of the protections afforded by the Advisers Act.
•	Limited Operating Histories. The Fund may invest in Portfolio Funds that have only limited operating histories.
•	Regulatory Considerations. There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a periodic basis, and a Portfolio Fund may object to public disclosure concerning the Fund’s investment and the valuation of such investment. Furthermore, an investment by the Fund could cause the Fund and other funds managed or sub-advised by the Adviser to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions. The Fund may forego certain voting rights with respect to the Portfolio Funds in an effort to avoid “affiliated person” status under the 1940 Act. The Adviser may also refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Adviser’s other clients if such an investment was made. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Furthermore, unlike the Fund, which is regulated under the 1940 Act, Portfolio Funds are generally expected to be private funds that are not limited by the 1940 Act in how they invest their assets, including limits on leverage and transactions with affiliates. As a result, investing in Portfolio Funds may subject the Fund to heightened conflicts of interest risk and leverage risk than if the Fund made investments directly.

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•	Limited Information. Although the Adviser and Sub-Adviser will seek to receive detailed information from each Portfolio Fund regarding its historical performance and business strategy, in most cases the Adviser and Sub-Adviser will have little or no means of independently verifying this information. A Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Adviser or Sub-Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.
•	In-Kind Distributions. The Fund may receive from a Portfolio Fund an in-kind distribution of securities that may be illiquid or difficult to value and difficult to dispose of.
•	Responding to Capital Calls. The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund.
•	Foreign Investments and Investment Concentration. Sponsors of Portfolio Funds may invest such Portfolio Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Portfolio Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Portfolio Fund may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
•	Negative Returns. Portfolio Funds may have little or no near-term cash flow available to distribute to its investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.

Although the Fund will be an investor in the Portfolio Funds, investors in the Fund will not themselves be equity holders of the Portfolio Funds and will not be entitled to enforce any rights directly against the Portfolio Funds or the Portfolio Fund managers, or assert claims directly against the Portfolio Funds, the Portfolio Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds.

Market Risk. The trading prices of securities fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV, like securities prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Primary Investments. The Fund may also invest in newly formed underlying funds raised by experienced managers where the underlying companies are not known as of the time of the Fund’s commitment (any such newly formed underlying funds or other investment deemed to be a primary partnership investment by the Adviser or Sub-Adviser, a “Primary Investment”). Primary Investments are characterized by a gradual deployment of capital. The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments. The Primary Investments generally will not have commenced operations and, accordingly, will have no operating history upon which the Fund may evaluate their likely performance. Historical performance of the managers of Primary Investments is not a guarantee or prediction of their future performance. Many non-U.S. investment advisers are not registered as investment advisers with the SEC, making it more difficult for the Adviser or Sub-Adviser to scrutinize such investment advisers’ credentials. The Fund will not have the opportunity to evaluate the relevant economic, financial and other information that will be used by the Primary Investments in their selection, structuring, monitoring and disposition of assets. In addition, the Fund generally will not have the right to participate in the day-to-day management, control or operations of Primary Investments, nor will they generally have the right to remove the sponsors of Primary Investments. Venture capital investments involve risks associated with investment in companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage.

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Secondary Investments. The Fund may acquire secondary investments from existing investors in such secondary investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser or Sub-Adviser in selecting and structuring secondary investments may have been prepared by the sponsor of the secondary investment, may be incomplete or unreliable, and/or may not be verifiable by the Adviser or Sub-Adviser. The Fund will also not have the opportunity to negotiate the terms of the secondary investments, including any special rights or privileges. Valuation of secondary investments may be difficult since there will generally be no established market for such interests. Moreover, the purchase price of secondary investments will be subject to negotiation with the sellers of such interests and may, in certain cases, include the Fund’s assumption of certain contingent liabilities. There is no assurance that the Fund will be able to purchase interests at attractive discounts to NAV, or at all. The overall performance of the Fund may depend in part on the accuracy of the information available to the Adviser or Sub-Adviser, the acquisition price paid by the Fund for the secondary investments and the structure of such acquisitions and the Fund’s ultimate exposure to any assumed liabilities.

The Fund may have the opportunity to acquire a portfolio of secondary investments from a seller on an “all or nothing” basis. Certain of the secondary investments in the portfolio may be less attractive than others, and certain of the sponsors of such secondary investments may be more familiar to the Fund than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments that the Adviser or Sub-Adviser considers (for commercial, tax, legal or other reasons) less attractive.

The purchase of a secondary investment may be structured in the form of a swap or other derivative transaction. Such arrangements may involve the Fund taking on greater risk with an expected greater return or reducing their risk with corresponding reduction in the rate of return. Such arrangements also subject the Fund to the risk that the counterparty will not meet its obligations (see
“—Counterparty Risk”). If structured as such, the tax consequences of an investment in the Fund may be different than otherwise described herein, including, for example, the amount, timing and character of distributions by the Fund.

When the Fund acquires an interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the investment and, subsequently, that investment recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such investment. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the investment, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Performance Risk. If a significant investment in one or more companies fails to perform as expected, the Fund’s financial results could be more negatively affected, and the magnitude of the loss could be more significant, than if the Fund had made smaller investments in more companies. The Fund’s financial results could be materially adversely affected if these portfolio companies or any of the Fund’s other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

“Follow-on” Investment Risk. Following an initial investment in a Portfolio Company, the Fund may make additional investments in that Portfolio Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Portfolio Company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund lacks access to the desired follow-on investment opportunity.

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In addition, the Fund may be unable to complete follow-on investments in its Portfolio Companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

Valuation Risk. The Fund expects to invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain portfolio companies will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the Fund’s Valuation Procedures. While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. To assist with those determinations, the Adviser’s personnel will prepare Portfolio Company valuations using, where available, the most recent Portfolio Company financial statements and forecasts for consideration by the Adviser’s Valuation Committee. The Fund utilizes the services of an independent pricing service, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. The types of factors that the Fund takes into account with respect to the valuation of such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the Portfolio Company’s latest funding round, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company, and other relevant factors. This information may not be readily available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed.

Technology Sector Risk. The technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The loss or impairment of these rights may adversely affect the profitability of these companies.

Internet Company Risk. Many internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an internet company’s business.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

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Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Technology Hardware Company Risk. Technology hardware companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by these companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of technology hardware companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many of these companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Derivatives Risk. Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause the Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

The SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, establishment of a derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it must aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether they are treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Forward Securities Transactions Risk. The Fund may invest in “forward contracts” that involve counterparties of a potential Portfolio Company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to the Fund in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with the Fund. Should counterparties breach their agreement inadvertently, by operation of law, intentionally or fraudulently, it could affect the Fund’s performance. The ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures that the Fund may take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

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In cases where the Adviser or Sub-Adviser purchases a forward contract through a secondary marketplace, the Adviser or Sub-Adviser may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty. In such cases, the Fund will not be direct beneficiaries of the Portfolio Company’s securities or related instruments. Instead, the Fund would rely on a third party to collect, settle, and enforce its rights with respect to the Portfolio Company’s securities. There is no guarantee that said party will be successful or effective in doing so.

In cases where the Adviser or Sub-Adviser purchases a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to the Fund.

In cases where the Adviser or Sub-Adviser purchases a forward contract, in the event of a public offering, sale, or other corporate event affecting a Portfolio Company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for the Adviser or Sub-Adviser to work with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

The Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s transactions, unless otherwise disclosed. The Portfolio Company may, upon learning of the counterparty’s transactions, take steps to invalidate or frustrate them, demand that the Fund stop purchasing the Portfolio Company’s securities, or seek redress or retaliation against counterparties, the Fund, or others. Should the Portfolio Company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions violate the Portfolio Company’s agreements, claiming causes of action against counterparties or the Fund, defensive measures intended to discourage counterparties from selling the Portfolio Company’s securities to the Fund, refusing to accept or process securities transfers, or claiming rights to rescind the Fund’s transactions or trigger rights of refusal to purchase the Portfolio Company’s securities involved in the Fund’s transactions. Should a Portfolio Company wish to prospectively discourage secondary transactions by the Fund, it may adopt policies or securities-related documents that makes such transactions impractical. A Portfolio Company may also object to use of its name, intellectual property, or public or non-public information about it. A Portfolio Company may be under no obligation to approve or recognize transactions involving the Portfolio Company’s securities that occur as a result of forward transactions. Conversely, a Portfolio Company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations. Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to the Fund.

Investment Opportunity Risk. The marketplace for venture capital investing has become increasingly competitive. Participation by financial intermediaries have increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is high. Some of the Fund’s potential competitors may have greater financial and personnel resources than the Fund does. There can be no assurances that the Fund will locate an adequate number of attractive investment opportunities. To the extent that the Fund encounters competition for investments, returns to the Fund’s investors may vary.

Limited Influence Risk. A significant portion of the Fund’s investments [are expected to] represent minority stakes in privately held companies. In addition, during the process of exiting investments, the Fund is likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence.

In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.

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Currency Risk. Fluctuations in foreign currency exchange rates may affect the value of the Fund’s investments in securities traded in foreign markets and held in foreign currencies. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

Depositary Receipts Risk. ADRs and GDRs are securities typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Emerging Market Securities Risk. Investment in securities (including depositary receipts) of emerging market issuers may present risks that are greater than or different from those associated with securities of developed market issuers due to less developed and liquid markets and such factors as increased social, economic, political, regulatory, or other uncertainties. These risks include: smaller market capitalization of and less liquidity in securities markets, significant price volatility, restrictions on foreign investment and repatriation of income and dividends, greater social, economic and political uncertainty and instability, unstable governments, civil conflicts and war, more substantial governmental involvement in the economy, less governmental supervision and regulation, sanctions or other measures by the United States or other governments, higher transaction costs, unavailability of currency hedging techniques, less stringent investor protection standards, differences in accounting, auditing, financial reporting and recordkeeping standards, which may result in unavailability of material information about issuers and less developed legal systems. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. In addition, emerging markets may be particularly sensitive to future economic or political crises could lead to or exacerbate existing price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market currencies may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in emerging markets.

Foreign Securities Risk. Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, possible limitations on repatriation of income and dividends of foreign issuers, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

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Certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government, other countries and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.

Fixed Income Securities Risks. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

U.S. Government Securities Risk. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Corporate Fixed Income Securities Risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Mortgage Dollar Rolls. Mortgage dollar rolls are transactions in which a fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The Fund cannot collect interest and principal payments on a security if the issuer defaults. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch Ratings Inc.) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in the Fund’s portfolio may cause the value of its securities to decline.

Repurchase Agreements Risk. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are economically similar to loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. In addition, due to recent regulatory requirements imposed on repurchase agreements, the Fund’s ability to exercise contractual termination and cross-default rights may be limited, delayed or extinguished in the event of a counterparty’s (or its affiliate’s) insolvency. The Adviser or Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into, and at all times subsequent, during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser or Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions and applicable law. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement. In addition, due to recent regulatory requirements imposed on reverse repurchase agreements, the Fund’s ability to exercise contractual termination and cross-default rights may be limited, delayed or extinguished in the event of a counterparty’s (or its affiliate’s) insolvency.

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Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. Rule 18f-4 permits the Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the Act, or as a Derivative Transactions under Rule 18f-4.

Rights and Warrants Risk. The Fund and certain Portfolio Companies may participate in rights and may purchase warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights and warrants do not represent an ownership interest in an issuer or carry with them dividend or voting rights with respect to the underlying securities. Investment in rights and warrants may thus be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to expiration.

Risks of Investing through a Delaware Series LLC. Under Delaware law, an LLC may be composed of individual series of membership interests. This type of entity is referred to as a Series LLC. Each series effectively is treated as a separate entity, meaning the debts, liabilities, obligations and expenses of one series cannot be enforced against another series of the LLC or against the LLC as a whole. Each series can hold its own assets, have its own members, conduct its own operations and pursue different business objectives, but remain insulated from claims of members, creditors or litigants pursuing the assets of or asserting claims against another series. There is a certain degree of uncertainty surrounding the Series LLC form. For example, although Delaware law clearly provides for legal separation of series, it is unclear whether courts in other states and/or jurisdictions would recognize a legal separation of assets and liabilities within what is technically a single entity. Federal courts, and those of different states, may not have significant experience or legal precedent in resolving the associated legal issues. Therefore, even if a Delaware Series LLC were properly operated with distinct records relating to the assets and liabilities of each series, a court in another jurisdiction could determine not to recognize the legal separation afforded under Delaware law. As a further concern, in July 2017 the Uniform Law Commission approved the Uniform Limited Liability Company Protected Series Act that, if adopted by the various states, would establish new, uniform state laws concerning Series LLCs.

Special Purpose Vehicles Risks. The Fund may investment in SPVs. SPVs will typically require the Fund to bear a pro rata share of the SPVs’ expenses, including operating and offering-related costs, which could result in higher expenses than if the Fund invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with the Fund and the Fund will typically be one of many investors in the SPV, in purchasing an SPV interest, the Adviser and Sub-Adviser entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC discussed below. Some SPVs in which the Fund invests may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Adviser or Sub-Adviser seeks to reduce or sell the Fund’s investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that the Adviser or Sub-Adviser may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for Shareholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

Sector Risk. The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.

Interest Rate Risk. The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

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Artificial Intelligence Risk. The rapid development of increasingly widespread use of certain artificial intelligence — or “AI” — technologies may adversely impact the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI technologies could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

Investment Company Risk. If the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Fund may invest, including for defensive purposes, some or all of its respective assets in liquid assets, or hold cash or cash equivalents in such amounts as the Adviser or Sub-Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds, and the Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls. The Fund may also maintain a sizeable position in anticipation of funding repurchase requests. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

In addition, the Fund and any underlying funds may maintain substantially all of their respective cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and their respective deposits at certain of these institutions may exceed insured limits, where applicable. Volatility in the banking system may impact the viability of such banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund or an underlying fund maintains its respective cash and cash equivalents, there can be no assurance that the Fund or such underlying fund would be able to access uninsured funds in a timely manner or at all. Any inability to access, or delay in accessing, these funds could adversely affect the business and financial position of the Fund and the underlying fund.

Convertible Securities Risk. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the Adviser, Sub-Adviser, [administrator and custodian], may subject the Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. While the Fund’s service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cybersecurity protections put in place by its service providers or any other third-parties whose operations may affect the Fund or its Shareholders.

When Issued and Delayed Delivery Securities and Forward Commitments Risk. When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered “derivative transactions” as defined in Rule 18f-4 under the 1940 Act.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of Shareholders. Liquidation of the Fund can be initiated without Shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

Non-Diversified Risk. Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for the Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Preferred Securities Risk. Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If the Fund owns a preferred security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

Prepayment Risk. The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Regular Realization Event Risk. The Fund does not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of the Fund’s Portfolio Companies. The Fund expects that its holdings of equity securities may require several years to appreciate in value, and it can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of the Fund’s Shares could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Temporary Defensive Strategy Risk. When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

Other Risks Relating to the Fund

Fund Liquidity Risk. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. An investor should not invest in the Fund if the investor needs a liquid investment. No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders at the Board’s sole discretion. Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. The Fund should therefore be considered to offer limited liquidity.

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

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Management Risk. The Fund is subject to management risk. In managing the Fund, the Adviser and/or Sub-Adviser apply investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser or Sub-Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser and Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund or Shareholders. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Repurchases Risk. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased when such Shareholders tender their Shares. It is possible that general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, Portfolio Companies or Innovation Companies, could cause a decline in the value of Shares in the Fund prior to the Fund repurchasing such Shares. In addition, the Fund’s investments in Portfolio Funds, Portfolio Companies and Innovation Companies may be subject to lengthy lock up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the consent of the Portfolio Fund, Portfolio Company or Innovation Company to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds, Portfolio Companies or Innovation Companies in a timely manner.

Risks Associated with the Fund Distribution Policy. [The Fund may make [●] distributions.] The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares. As a result from such reduction in tax basis, Shareholder may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations, and such other factors as the Board may deem relevant from time to time.

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In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Risks Relating to the Fund’s Partnership Status. The Fund intends to operate so that it will qualify to be treated as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes under the Code. As such, it will not be subject to any U.S. federal, state and local income taxes and each shareholder will be required to account for its distributive share of the Fund’s income, gains, expenses and losses. If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax, and any distribution of earnings and profits from the Fund would be treated as dividends.

The Fund’s income, gains, expenses and losses for each taxable year will be allocated to, and includible in, a shareholder’s taxable income whether or not cash or other property is actually distributed in an amount sufficient for the shareholder to pay its income tax liability. In addition, the Fund may derive income from its investments that are not matched by corresponding distributions of cash. As a result, a shareholder’s U.S. federal and other income tax liabilities with respect to its allocable share of the Fund’s income in a particular tax year may significantly exceed the cash distributions to such shareholder for such year. Accordingly, each shareholder should have sources other than the Fund from which to pay its U.S. federal and other income tax liability. Any investor in the Fund that is a “regulated investment company” under Subchapter M of the Code will take into account its share of the Fund’s assets, income, gains, expenses and losses in determining its tax liability and qualification as a “regulated investment company” under the Code. The determination of an investor’s share of the Fund’s income, gains, expenses and losses will be made in accordance with the Code and the regulations promulgated thereunder.

In addition, absent certain elections by the Fund, an audit of the Fund could cause adjustments to the Fund’s tax items, and any resulting tax liability, to be determined and collected at the Fund level and thus borne by its investors in the year in which the audit is completed, rather than the year to which the audit relates. The shareholders (including former shareholders) may be required to indemnify the Fund for any taxes (and related interest, penalties or other charges or expenses) payable by the Fund and attributable to such person’s interests.

The Fund will provide IRS Form 1065, Schedule K-1s as well as any related state and local partnership information statements (collectively, “Partnership Tax Reporting”) to its shareholders as soon as practicable after receipt of all of the necessary information. The Fund may not be able to provide final Partnership Tax Reporting to shareholders for any given calendar year until significantly after April 15 of the following year. Shareholders should be prepared to obtain extensions of the filing date for their income tax returns at the U.S. federal, state and local level.

Investors will be subject to the risk that changes to the tax law may adversely affect the U.S. federal income tax consequences of their investment in the Fund. Changes in existing tax laws or regulations and their interpretation may be enacted after the date of this offering memorandum, possibly with retroactive effect, and could alter the income tax consequences of an investment in the Fund. Certain provisions of the Code may be further amended or interpreted in a manner adverse to the Fund, in which event any benefits derived from an investment in the Fund may be adversely affected. No assurance can be given that legislative, administrative or judicial changes that could alter, either prospectively or retroactively, the U.S. tax considerations or risk factors discussed herein will not occur.

Transactions with Affiliates Risk. The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. For example, the Fund may be prohibited from participating in investments in certain Portfolio Companies that would otherwise be appropriate for the Fund as a result of existing or proposed investments by other investment accounts managed by the Adviser or its affiliates in such Portfolio Companies. As a result of prohibitions on transactions with affiliates under the 1940 Act, the Adviser may elect to cause the Fund to dispose of an investment that becomes distressed, or refrain from exercising certain rights it would otherwise pursue, to the extent an affiliated investment account also holds a position in the underlying Portfolio Company. The Adviser and/or its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the 1940 Act. [The Fund, the Adviser and the Sub-Adviser expect to apply for exemptive relief from the SEC which, if granted, would permit the Fund to participate in certain negotiated direct equity investments alongside other funds managed by the Adviser, the Sub-Adviser or certain of their affiliates outside the parameters of Section 17 of the 1940 Act, subject to the satisfaction of certain conditions. Furthermore, even if such exemptive relief is granted, the Fund could be limited in its ability to invest in certain investments in which the Adviser, the Sub-Adviser or any of their affiliates are investing or are invested. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts.]

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Subsidiaries. The Fund may make investments through direct and indirect wholly-owned Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. The Subsidiaries will be advised or managed by the Adviser and have the same investment objective as the Fund. The Fund will “look through” any such Subsidiary for purposes of compliance with its investment policies.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Risk. The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

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INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Under these restrictions, except as noted below, the Fund may not:

1.	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time-to-time;

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time-to-time;

3.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Purchase or sell real estate, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

5.	Engage in the business of underwriting securities issued by others, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	Purchase any security, if, as a result of that purchase, the Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except that it will concentrate in and invest at least 25% its total assets in companies in the technology sector (the “Fundamental Concentration Policy”). This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Explanatory Note: With respect to fundamental policy (2) and (3) above, as of the date of this Confidential Private Placement Memorandum, the 1940 Act currently requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The 1940 Act also currently requires that dividends may not be declared if this asset coverage requirement is breached. The Fund’s borrowings will be subject to this asset coverage requirement. With respect to paragraph (3) above, the 1940 Act and regulatory interpretations thereunder currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets. With respect to fundamental policy (7) above, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction. Additionally, the investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration. For purposes of determining compliance with the Fundamental Concentration Policy, the Fund will consider the underlying holdings held by Portfolio Funds and may determine whether a particular underlying holding is in the technology sector in any reasonable manner that is consistent with SEC guidance. The Adviser will generally make determinations as to the appropriate industry categories and classifications for purposes of the Fundamental Concentration Policy. As part of this determination, the Adviser may take into account a variety of considerations, including information provided by relevant third-party classification systems and internal analysis. Even where the Adviser relies primarily on a particular classification system, it may depart from that system in specific cases at its discretion.

Non-Fundamental Policies

The Fund’s investment objective and investment strategies, including the Fund’s 80% policy with respect to investments of Portfolio Companies, Portfolio Funds and Innovation Companies, are non-fundamental and may be changed by the Board. “Portfolio Companies” are the equity securities of private, operating growth companies, “Portfolio Funds” are interests in professionally managed private funds, such as venture capital funds and “Innovation Companies” are public and private companies that introduce a new, creative, or different technologically enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those innovative technologies. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name.

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BOARD OF TRUSTEES OF THE FUND

Board Responsibilities

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of [●] members, [●] of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational Shareholder of the Fund.

WisdomTree Ventures Management, LLC serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and report thereon to the Fund’s officers and Trustees regularly.

The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Fund. Like most funds, the day-to-day business of the Fund, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, Distributor (as defined below) and Administrator (as defined below). The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, Shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Adviser and Sub-Adviser are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of the Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Fund’s chief compliance officer (“CCO”) and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreement and Sub-Advisory Agreement (each as defined below) with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Fund’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Fund’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

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The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Fund

Set forth below are the names, birth years, positions with the Fund, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Fund. Also included below is the term of office for each of the Executive Officers of the Fund. The members of the Board serve as Trustees for the life of the Fund or until retirement, removal, or their office is terminated pursuant to the Fund’s Declaration of Trust. There is no stated term of office for the Trustees. Nevertheless, pursuant to the Board’s retirement policy, each Trustee who is not an “interested person” as defined in the 1940 Act (i.e., “Independent Trustees”), must retire from, and cease to be a member of, the Board of Trustees at the end of the calendar year in which the Independent Trustee first attains the age of seventy-seven years; provided, however, that an Independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-seven years (each calendar year, a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term, a majority of the Board’s other Independent Trustees approves excepting the Independent Trustee from the general retirement policy set out above. An Independent Trustee may serve a maximum of three Waiver Terms. The address of each Trustee and Officer is c/o [●],[●].

The Chairman of the Board, [●][, is not an interested person of the Fund as that term is defined in the 1940 Act/ is an “interested person” of the Fund and the Adviser as defined in Section 2(a)(19) of the 1940 Act]. The Board is composed of a [●] ([●]%) of Trustees who are Independent Trustees. [There is an Audit Committee and [●] Committee of the Board], each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. [The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a majority of the Board, the assets under management of the Fund, the number of Fund overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.]

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Fund, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Trustees Who Are Not Interested Persons of the Trust

Audit Committee. [__________] and [__________], each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Fund and to receive reports regarding the Fund’s internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (v) act as a liaison between the Fund’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. Because the Board held its organizational meeting in the [__________] fiscal quarter of 2026, the Audit Committee did not meet during the fiscal year ended [     ].

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Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s Shareholders. The Fund has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that [__________] is qualified to serve as Trustee of the Fund because of the [__________].

The Board has concluded that [__________] is qualified to serve as Trustee of the Fund because of the [__________]

The Board has concluded that [__________] is qualified to serve as Trustee of the Fund because of the [__________].

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. [As of [●], 2026 the Trust had not issued any Shares.]

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Interested Trustee
Independent Trustees

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended [●].

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex*
Interested Trustee
Independent Trustees

* The Trust is the only Fund in the “Fund Complex”

MANAGEMENT OF THE FUND

Control Persons and Principal Holders of Securities

As of the date of this Confidential Private Placement Memorandum, the Fund does not have any Shareholders. Certain officers, employees, accounts or affiliates of [●] (such as [●], [●]), or third parties, may from time to time own a substantial amount of the Fund’s Shares, including as an initial or seed investor.

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Investment Adviser

WisdomTree Ventures Management, LLC serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser is a Delaware limited liability company registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, NY 10119. [The Adviser is a newly formed investment adviser and its assets under management comprise those of the Fund and [●]. WisdomTree, Inc.* is the ultimate parent company of the Adviser.

* “WisdomTree” is a registered mark of WisdomTree, Inc. and has been licensed for use by the Fund.

Under the Advisory Agreement, the Adviser is responsible for the overall management and administration of the Trust. The Adviser provides an investment program for the Fund. The Adviser also provides proactive oversight of the Sub-Adviser’s daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for the Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board of Trustees;
•	Devoting time and resources to maintaining demand for the Fund’s Shares;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and Shareholder reporting;
•	Overseeing the Fund’s tax status and tax filings;
•	Maintaining and updating a website for certain required disclosures; and
•	Providing Shareholders with additional information about the Fund.

The Trust pays the Adviser a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Management Fee Rate
[ ]%

[Pursuant to a separate contractual arrangement, the Adviser arranges for the provision of CCO services with respect to the Fund and is liable and responsible for, and administers, payments to the Fund’s chief compliance officer (“CCO”), the Independent Trustees and counsel to the Independent Trustees. The Adviser receives a fee of up to [●]% of the Fund’s average daily net assets for providing such services and paying such expenses. The Adviser provides CCO services to the Trust.]

Because the Fund has not commenced operations as of the most recent fiscal year, the Fund did not pay any management fees to the Adviser for the most recent fiscal year ending [●].

The Adviser, from its own resources, including profits from management fees received from the Fund, provided such fees are legitimate and not excessive, [may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund Shares,] and otherwise currently pays all distribution costs for Fund Shares.

The Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the Shareholders of the Fund fail to approve the Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

[The Advisory Agreement with respect to the Fund is terminable, without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).]

A discussion regarding the basis for the Board of Trustee’s approval of the Advisory Agreement will be available in the Fund’s first report filed on Form N-CSR.

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Sub-Adviser

[●]. [●] (“[●]” or the “Sub-Adviser”) serves as sub-adviser to, and is responsible for the day-to-day management of the Fund. [●], a registered investment adviser, manages [●]. Its principal office is located at [●]. [●] manages the Fund’s portfolio investments and places orders to buy and sell such Fund’s portfolio investments. The Adviser pays [●] for providing sub-advisory services to the Fund.

The investment sub-advisory agreement, with respect to the Fund (the “Sub-Advisory Agreement”), continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the Shareholders of the Fund fail to approve the Fund’s Sub-Advisory Agreement, the Adviser or Sub-Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

A discussion regarding the basis for the Board of Trustee’s approval of the Fund’s investment sub-advisory agreement will be available in the Fund’s reports filed on Form N-CSR.

Portfolio Managers

[●] utilizes a team of investment professionals acting together to manage the Fund’s assets. The Fund is managed by [●] team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below. The Fund’s portfolio managers include personnel of the Sub-Adviser responsible for the Fund’s investments.

[●]. [●] has served as portfolio manager of the Fund since its inception in [●], [●]. [INSERT BIO FOR LAST FIVE YEARS].

[●]. [●] has served as portfolio manager of the Fund since its inception in [●], [●]. [INSERT BIO FOR LAST FIVE YEARS].

As of [●], 2026, the [●] team managed [●] registered investment companies with approximately $[●] billion in assets; [●] pooled investment vehicles with approximately $[●] billion in assets; and [●] other accounts with approximately $[●] billion in assets.

Portfolio Manager Compensation.

[[●]’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes [●]’s investment personnel to focus on long-term alpha generation.

[●]’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of [● ] and the product team.

The following factors encompass the Sub-Adviser’s investment professional rewards program.

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan
o	Deferred cash for investment
o	[●] restricted stock units and/or
o	[●] equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.]

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Portfolio Manager Fund Ownership. As of [●], [●] owned Shares worth $[●] of the Fund, and [●] worth $[●] of the [●].

Description of Material Conflicts of Interest

[It is the policy of the [Sub-Adviser] to make business decisions free from conflicting outside influences. The [Sub-Adviser]’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The [Sub-Adviser]’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of [●] (“[●]”), potential conflicts may also arise between the [Sub-Adviser] and other [●] companies.

The [Sub-Adviser] will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. The [Sub-Adviser]’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of the [Sub-Adviser’s] Form ADV.

The [Sub-Adviser] manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Adviser. For example, the [Sub-Adviser] or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the Portfolio Company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple [Sub-Adviser] and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the [Sub-Adviser]’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, the [Sub-Adviser] may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be [Sub-Adviser] client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

The [Sub-Adviser] has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the [Sub-Adviser] has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. [The Sub-Adviser] has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming [the Sub-Adviser]’s adherence to such policies and procedures.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

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Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment with Affiliates and Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated. Additionally, the Fund, the Adviser and the Sub-Adviser expect to apply for an order of exemptive relief from the SEC that, if granted, would permit the Fund to participate in certain negotiated direct equity investments alongside other funds managed by the Adviser, the Sub-Adviser or certain of their affiliates outside the parameters of Section 17 of the Investment Company Act, subject to the satisfaction of certain conditions. The Fund will not engage in 17(d) investments alongside affiliates unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in the Fund in order for such assets to act as seed capital, to increase the Fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by the Fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

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Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the Portfolio Company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple the Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.]

Administrator, Custodian and Transfer Agent

[The Fund and [●], located at [●] (“Administrator”), have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.]

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Fund pays the Administrator for its services under the Administration Agreement. In addition, the Fund bears the expense for certain administrative services that the Administrator provides and will reimburse the Administrator for the cost of such services.

[[●] (“Custodian”), located at [●], serves as custodian for the Fund pursuant to a custody agreement between the Fund and the Custodian. As the Fund’s custodian, the Custodian holds the Fund’s assets. The Custodian also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency and service agreement. The Custodian may be reimbursed by the Fund for its out-of-pocket expenses. In addition, the Custodian provides various accounting services to the Fund pursuant to a fund accounting agreement.]

[●] serves as Transfer Agent for the Trust and its principal address is [●]. The Transfer Agent has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as transfer agent for the authorized and issued shares of beneficial interest for the Fund, [and as dividend disbursing agent of the Trust.] [As compensation for the foregoing services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly.]

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[Securities Lending Activities

[●] serves as securities lending agent to the Fund. As securities lending agent, [●] is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (“Securities Lending Agreement”). [●] acts as agent to the Fund to lend available securities with any person on its list of approved borrowers, including and any affiliate thereof. [●] determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. [●] ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to [●]. [●] receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. [●] marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, [●] returns the collateral to the borrower upon the return of the loaned securities to [●]. [●] invests cash collateral in accordance with the Securities Lending Agreement. [●] maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. [●] performs compliance monitoring and testing of the securities lending program and, on a quarterly basis, [●] will make available to the Board a statement describing the outstanding loans and income made on such loans during the period.

The Fund had not commenced activities as of the end of the most recent fiscal year and as such, had no fees and/or compensation for securities lending activities and related services.]

Distributor

[●] serves as Distributor for the Fund and its principal address is [●]. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

•	The Fund may stop offering Shares completely or may offer Shares only on a limited basis, for a period of time or permanently. The Fund may impose a purchase maximum on Shareholders that would limit the ability of Shareholders to purchase Fund Shares if their total purchases or account balance exceeds a dollar threshold.
•	The Fund and its agents reserve the right to involuntarily redeem Shares or liquidate a fund account if a Shareholder fails to make full payment for Shares purchased or when an account balance falls below the account minimum for any reason, including market fluctuation, in cases of threatening conduct or suspicious, fraudulent or illegal activity. In addition, an account service fee on fund accounts that have a balance below the account minimum, for any reason, including market fluctuation, may be charged by the Fund or its agents. Such fee will be collected by redeeming Fund Shares in the amount of the fee. Any such liquidation or account service fee redemption shall be preceded by written notice to the investor.
•	The Fund and its agents reserve the right to reject or cancel any purchase or redemption due to nonpayment (e.g., your bank does not honor your ACH transaction or funds transfer is not received by a designated cut-off time) and/or may redeem Shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a Shareholder to make full payment for Shares purchased by the Shareholder or to collect any charge relating to a transaction effected for the benefit of a Shareholder. You will not have any right to profit from a cancelled transaction and you could be liable for any losses or fees the Fund or WisdomTree has incurred.
•	The Fund may delay payment of the redemption proceeds until your method of payment (e.g., ACH) for purchase has cleared or been received or collected.
•	Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
•	When you buy Shares, it does not create a checking or other bank account relationship with the Fund or any bank.
•	You may only buy Shares of the Fund if eligible for sale in your state or jurisdiction.
•	In unusual circumstances, the Fund may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws. The Fund is intended for sale to residents of the United States, and, with very limited exceptions, is not otherwise offered for sale in other jurisdictions.
•	The Fund may pay redemption or distribution proceeds in securities or other assets rather than U.S. dollars if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities or other assets received in the redemption or distribution.
•	As long as the Fund and its agents follow reasonable security procedures and act on instructions reasonably believed to be genuine, the Fund and its agents will not be responsible for any losses that may occur from unauthorized requests.

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Questions

If you have any questions about the Fund or your account, please communicate by writing to the Fund at WisdomTree Private Markets & Innovation Fund I, c/o WisdomTree Ventures Management, LLC, 250 West 34th Street, 3rd Floor, New York, New York 10119.

Customer Identification Program

You will be asked to provide information to WisdomTree or its affiliate (which WisdomTree or its affiliate will provide to [●] as the Fund’s transfer agent) in accordance with anti-money laundering regulations, to verify your identity when you open an account, including name, address, date of birth and other information (which may include certain documents). Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required or deemed necessary under these and other federal regulations. In addition, the Fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide required information. Your Shares will be sold at the NAV, minus any applicable fees, calculated on the day your Fund position is closed.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including amounts that the Fund reimburses to [●] for certain administrative services that [●] provides or arranges at its expense to be provided to the Fund pursuant to the Administration Agreement. The services provided pursuant to the Administration Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Fund’s expenses.

Expenses borne directly by the Fund include:

•	[corporate and organization costs relating to offerings of Shares;

•	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	the Management Fee;

•	investment-related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense (including commitment fees on borrowing facilities), dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses, and research-related expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, and other experts;

•	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services, and custom development costs);

•	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

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•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	[fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser;]

•	the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to Shareholders;

•	fidelity bond, Trustees and officers errors and omissions liability insurance, and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	overhead costs, including rent, office supplies, utilities, and capital equipment;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

•	external accounting expenses (including fees, disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•	[all other expenses incurred by the Fund and [●] in connection with administering the Fund’s business, including expenses incurred by [●] in performing administrative services for the Fund and administrative personnel paid by [●], to the extent they are not controlling persons of [●] or any of their respective affiliates, subject to the limitations included in the Administration Agreement]; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, and indemnification expenses as provided for in the Fund’s organizational documents.]

Except as otherwise described in this Confidential Private Placement Memorandum, the Adviser and [●] will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund, including administrative expenses it incurs on such entity’s behalf.

Organization and Offering Costs

The Adviser will incur the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares. [Pursuant to an expense reimbursement agreement (the “Expense Reimbursement Agreement”) between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments within two years of the Adviser incurring such expenses subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) the Fund’s net assets exceeds $[•]; and (ii) the Adviser Recoupment does not cause the Fund’s net assets to fall below $[•].]

MANAGEMENT FEES

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee.

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of [●]% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund minus the Fund’s liabilities other than liabilities relating to indebtedness. In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including commitment fees and interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). Those expenses are described above in “Fund Expenses.”

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Sub-Advisory Fee

[The Adviser has retained the Sub-Adviser to provide sub-advisory services to the Fund pursuant to a Sub-Advisory Agreement entered into between the Adviser and the Sub-Adviser. The Sub-Advisory Agreement, and the sub-advisory fee payable thereunder, has been approved by the Board, including a majority of the Independent Trustees, in accordance with Section 15(c) of the 1940 Act. The sub-advisory fee is payable by the Adviser out of the Management Fee and does not increase the fees and expenses borne by the Fund or its shareholders. The sub-advisory fee is calculated and payable monthly at the annual rate of [●]% of the average daily value of the Fund’s [Managed Assets].]

Approval of the Advisory Agreement and Sub-Advisory Agreement

Such approval of the Advisory Agreement and Sub-Advisory were made in accordance with, and on the basis of an evaluation satisfactory to the Board, including a majority of the Independent Trustees, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors; (i) the nature, quality and extent of the services to be provided by [●] under the Advisory Agreement; (ii) the investment performance of [●] and related accounts; (iii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iv) information about the services to be performed by [●] and the personnel of [●] that will provide such services under the Advisory Agreement and Sub-Advisory Agreement.

A discussion of the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first report filed on Form N-CSR.

DETERMINATION OF NET ASSET VALUE

[The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities will be based on market prices if readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board had designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

If a market quotation for a security is not readily available (as is generally the case with private companies) or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Valuation Procedures approved by the Board. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designee may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the New York Stock Exchange close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

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The Valuation Designee may also utilize one or more pricing services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Fund’s accounting agent and an outside independent pricing service in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Fund will determine market values based upon quotations from exchanges and/or market makers.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser, Sub-Adviser and their affiliates engage in financial advisory and investment management activities that are independent from, and may from time-to-time conflict with, those of the Fund. For example, the Adviser, Sub-Adviser and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser, Sub-Adviser, their affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. All of these activities, both currently and in the future, may give rise to instances in which the interests of the Adviser, Sub-Adviser, their affiliates and/or their respective clients conflict with the interests of the Fund. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law that cannot be waived or modified.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. [The Fund, the Adviser, and the Sub-Adviser expect to apply for exemptive relief from the provisions of Sections 17(d) of the 1940 Act, which, if granted, would permit the Fund to invest in certain privately negotiated investment transactions alongside other funds managed by the Adviser, Sub-Adviser or certain of their affiliates. If granted, co-investments made under the exemptive relief will be subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction. [The Fund’s co-investment program will be conducted in reliance on, and subject to the conditions of, such relief, and responsibility for identifying, evaluating and allocating co-investment opportunities for the Fund will reside with the Sub-Adviser, subject to the oversight of the Board and the Fund’s allocation policies and procedures.] There is no guarantee that any such exemptive relief will be granted.]

Although the Adviser and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity that comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser, Sub-Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser, Sub-Adviser or their affiliates). As a result of differing investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from, or made at different times than, investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund, Adviser and Sub-Adviser has individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

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Expenses incurred with respect to the Fund investments are generally allocated among the Fund and the Adviser’s and its affiliates’ other clients participating in such investments. With respect to each Fund investment in which any co-investor of the Adviser or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment. Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for both the Fund to purchase (or sell), and for another account to sell (or purchase), the same security or instrument on the same day.

Allocation of the Adviser’s, the Sub-Adviser’s and their Affiliates’ Time

The Fund substantially relies on the Adviser and the Sub-Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser, the Sub-Adviser, and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser, the Sub-Adviser and certain of their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, the Sub-Adviser and certain of their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser, the Sub-Adviser and certain of their affiliates. The Adviser, the Sub-Adviser and their employees will devote only as much of their time to the Fund’s business as the Adviser, the Sub-Adviser and their employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, the Sub-Adviser, their employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s and the Sub-Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Adviser may receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund.

To address and mitigate the potential conflicts of interest referenced above, the Adviser has adopted and implemented written policies and procedures to provide for fair and equitable treatment of all its clients and Code of Ethics that prohibits Adviser and Sub-Adviser employees and “access persons” (as defined by the Advisers Act) from engaging in prohibited personal securities transactions and fraudulent behavior such as insider-trading. According to its policies and procedures, the Adviser, among other things, must:

1.	Treat each client fairly as to the securities purchased or sold for its account.

2.	Treat each client fairly with respect to priority of execution of orders.

3.	Treat each client fairly in the aggregation and allocation of investment opportunities.

4.	Review and affirm that all client trading is in compliance with each client’s investment objective.

5.	Fully disclose the nature and extent of a conflict of interest prior to the transaction, including any direct or indirect compensation the Adviser receives in connection with the transaction.

6.	Have a reasonable belief that the investment is in the client’s best interest; and

7.	Ensure compliance with any relevant procedures set forth in the Adviser’s Code of Ethics.

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Finally, the Adviser has a designated CCO who is responsible for administering the Adviser’s policies and procedures, which includes regular reviews of, and reports on, the adequacy of the Adviser’s compliance program to senior management and the Fund’s Board.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders at the Board’s sole discretion. [Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor.]

There is no minimum number of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

In the event that the Board of Trustees determines to conduct a repurchase offer, the Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase offer and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per Share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

The Fund’s investments in Portfolio Funds, Portfolio Companies and Innovation Companies are generally subject to lengthy lock-up periods during which the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the consent of the Portfolio Fund, Portfolio Company or Innovation Company to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds, Portfolio Companies or Innovation Companies in a timely manner.

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Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

[A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[10,000] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.]

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	with respect to a Shareholder subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly and should consider the Fund’s limited liquidity in making a decision to invest in the Fund. Each repurchase offer is subject to approval by the Board of Trustees in its sole discretion.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Confidential Private Placement Memorandum forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class, no par value per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

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The following table sets forth information about the Fund’s outstanding Shares as of [●]:

Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common shares of beneficial interest, no par value per share	Unlimited	None	[●]

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion or redemption rights. Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

[The Fund has entered into the Advisory Agreement with [●]. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.]

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Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

Action by Shareholders

Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders. The Board may, in its sole discretion, determine that a meeting of Shareholders may be held solely by means of remote communication. If authorized by the Board, in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communication: (i) participate in a meeting of Shareholders; and (ii) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that certain conditions are met.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury Regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

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•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

In general, the U.S. federal income tax consequences of an investment in the Fund will depend on whether the Fund is treated for U.S. federal income tax purposes as a partnership rather than as an association taxable as a corporation. Under applicable Treasury Regulations, the Fund intends to elect to be treated as a partnership for U.S. federal income tax purposes, and not an association taxable as a corporation. Under section 7704 of the Code, a partnership that is classified as a “publicly traded partnership” may be taxed as a corporation for U.S. federal income tax purposes. A publicly traded partnership for these purposes is a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market or its economic equivalent.

Treasury Regulations promulgated under section 7704 of the Code provide, in relevant part, that if all the interests in a partnership are offered in a private placement, and the partnership has not more than 100 partners (after the application of certain look-through rules, described below), the interests in the partnership will not be considered readily tradable on a secondary market (or its substantial equivalent). For purposes of determining the number of partners, the beneficial owner of an interest in a partnership, grantor trust, or S corporation (a “look-through entity”) that invests in the Fund will be treated as a partner in the Fund, but only if substantially all the value of the beneficial owner’s interest in the look-through entity is attributable to that entity’s interest in the Fund and a principal purpose for the tiered arrangement was to satisfy the 100-partner condition. In addition, under an exception in section 7704(c) of the Code, a publicly traded partnership is not treated as a corporation for U.S. federal tax purposes if 90% or more of its gross income consists of “qualifying income.” For this purpose, qualifying income includes, among other items, interest, dividends, and gains from the sale or disposition of a capital asset held to produce such income. This exception does not apply, however, to a partnership that would otherwise qualify as a regulated investment company (“RIC”) under section 851(a) if it were a domestic corporation.

Although the Fund expects to qualify for either the private placement safe harbor or the 90% qualifying income exception in a given year, it is possible that neither exception may apply in a given year. Further, because the Fund is registered under the 1940 Act, it would be treated as a domestic corporation if it were to otherwise qualify as a RIC. Although the Fund is not expected to maintain a portfolio sufficiently diversified to qualify under section 851(a) as a RIC, if such circumstances were to change, the Fund may not be eligible for the exception from domestic corporation treatment in a given year.

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If the Fund were to fail to satisfy either the qualifying income exception or the private placement exception in any year, other than a failure that is determined by the IRS to be inadvertent and that is cured within a reasonable time after discovery (in certain cases, as a condition of relief, the Fund could be required to pay the government amounts determined by the IRS), the Fund would be taxable as a corporation for U.S. federal income tax purposes and would pay U.S. federal income tax on its income at the regular corporate tax rate. In that event, Shareholders would not report their share of the Fund’s income or loss on their tax returns. Distributions by the Fund (if any) would be treated as dividend income to Shareholders to the extent of the Fund’s current and accumulated earnings and profits, then treated as a tax-free return of capital to the extent of a Shareholder’s basis in the Shares (thus reducing the Shareholder´s basis), and thereafter, to the extent such distributions exceed the Shareholder’s basis in such Shares, as capital gain for Shareholders who hold their Shares as capital assets. Accordingly, if the Fund were to be taxable as a corporation, it could have a material adverse effect on the economic return from an investment in the Fund and on the value of the Shares.

The following discussion assumes that the Fund will be treated as a partnership for U.S. federal income tax purposes.

Taxation of U.S. Shareholders

Taxation of the Fund’s Income. No U.S. federal income tax is paid by the Fund on its income. Instead, the Fund files annual partnership returns, and each U.S. Shareholder is required to report on its U.S. federal income tax return its allocable share of the income, gain, loss, deductions and credits reflected on such partnership returns. Therefore, a U.S. Shareholder who does not invest through a tax-exempt account may be subject to tax on its allocable share of the Fund’s capital gain, which can be significant, even if the U.S. Shareholder has not sold any of the Fund Shares. Generally, in rising markets, increased turnover of the Fund’s portfolio would result in additional amounts of taxable realized gains being allocated to Shareholders than if the portfolio turnover was not so increased. Conversely, in falling markets, increased turnover of the Fund’s portfolio may, depending upon circumstances, result in additional amounts of realized losses being allocated to Shareholders than if the portfolio turnover were not so increased. If the Fund recognizes income, including interest on cash equivalents and net capital gains, Shareholders must report their share of these items regardless of whether the Fund makes a distribution of cash or property during the taxable year. Consequently, a Shareholder may be taxable on income or gain recognized by the Fund but receive no cash distribution with which to pay the resulting tax liability or may receive a distribution that is insufficient to pay such liability. Because the Adviser currently does not commit to make distributions, it is likely that a U.S. Shareholder that realizes net income or gain with respect to Shares for a taxable year will be required to pay any resulting tax from sources other than Fund distributions.

[Monthly Conventions for Allocation of the Fund’s Profit and Loss and Capital Account Restatements. Under section 704 of the Code, the determination of a partner’s distributive share of any item of income, gain, loss, deduction or credit is governed by the applicable organizational document unless the allocation provided by such document lacks “substantial economic effect.” An allocation that lacks substantial economic effect nonetheless will be respected if it is in accordance with the partners’ interests in the partnership, determined by considering all facts and circumstances relating to the economic arrangements among the partners. Subject to the possible exception for certain conventions to be used by the Fund as discussed below, it is expected that allocations pursuant to the Trust Agreement should be considered as having substantial economic effect or being in accordance with Shareholders’ interests in the Fund.

In situations where a partner’s interest in a partnership is redeemed or sold during a taxable year, the Code generally requires that partnership tax items for the year be allocated to the partner using either an interim closing of the books or a daily proration method. [The Fund intends to allocate tax items using an interim closing of the book’s method under which income, gains, losses and deductions will be determined on a monthly basis, taking into account the Fund’s accrued income and deductions and gains and losses (both realized and unrealized) for the month. The tax items for each month during a taxable year will then be allocated among the holders of Shares in proportion to the number of Shares owned by them as of the close of trading on the last trading day of the preceding month (the “monthly allocation convention”).

Under the monthly allocation convention, an investor who disposes of a Share during the current month will be treated as disposing of the Share as of the end of the last day of the calendar month. For example, an investor who buys a Share on April 10 of a year and sells it on May 20 of the same year will be allocated all of the tax items attributable to May (because it is deemed to hold the Share through the last day of May) but none of those attributable to April. The tax items attributable to that Share for April will be allocated to the person who held the Share as of the close of trading on the last trading day of March. Under the monthly allocation convention, an investor who purchases and sells a Share during the same month, and therefore does not hold (and is not deemed to hold) the Share at the close of the last trading day of either that month or the previous month, will receive no allocations with respect to that Share for any period. Accordingly, investors may receive no allocations with respect to Shares that they actually held or may receive allocations with respect to Shares attributable to periods that they did not actually hold the Shares.]

By investing in Shares, a U.S. Shareholder agrees that, in the absence of new legislation, regulatory or administrative guidance, or judicial rulings to the contrary, it will file its U.S. income tax returns in a manner that is consistent with the monthly allocation convention as described above and with the IRS Schedules K or any successor form provided to Shareholders by the Fund.

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The conventions used by the Fund, as noted above, in making tax allocations may cause a Shareholder to be allocated more or less income or loss for U.S. federal income tax purposes than its proportionate share of the economic income or loss realized by the Fund during the period such Shareholder held the Shares. This mismatch between taxable and economic income or loss in some cases may be temporary, reversing itself in a later year when the Shares are sold, but could be permanent. As one example, a Shareholder could be allocated income accruing after it sold its Shares, resulting in an increase in the basis of the Shares (see “Tax Basis of Shares,” below). In connection with the disposition of the Shares, the additional basis might produce a capital loss the deduction of which may be limited (see “Limitations on Deductibility of Losses and Certain Expenses,” below).]

Limitations on Deductibility of Losses and Certain Expenses. A number of different provisions of the Code may defer or disallow the deduction of losses or expenses allocated to Shareholders by the Fund, including but not limited to those described below.

A Shareholder’s deduction of its allocable share of any loss of the Fund is limited to the lesser of (1) the tax basis in such Shareholder´s Shares or (2) in the case of a Shareholder that is an individual or a closely held corporation, the amount which the Shareholder is considered to have “at risk” with respect to the Fund’s activities. In general, the amount at risk initially will be a Shareholder’s invested capital. Losses in excess of the amount at risk must be deferred until years in which the Fund generates additional taxable income against which to offset such carryover losses or until additional capital is placed at risk.

Individuals and other non-corporate taxpayers are permitted to deduct capital losses only to the extent of their capital gains for the taxable year plus $3,000 of other income. Unused capital losses can be carried forward and used in future years, subject to these same limitations. Corporate taxpayers generally may deduct capital losses only to the extent of capital gains, subject to special carryback and carryforward rules.

Expenses classified for U.S. federal income tax purposes as “miscellaneous itemized deductions,” generally including investment-related expenses (other than interest and certain other specified expenses), are not deductible for non-corporate taxpayers. Although the matter is not free from doubt, we believe management fees the Fund pays to the Adviser and other expenses of the Fund will constitute non-deductible miscellaneous itemized deductions rather than expenses incurred in connection with a trade or business and will report these expenses consistent with that interpretation. If the Fund incurs indebtedness, because the Fund is not engaged in a trade or business, the Fund’s ability to deduct interest on such indebtedness allocable is determined at the investor level.

To the extent that the Fund allocates losses or expenses to a Shareholder that must be deferred or are disallowed as a result of these or other limitations in the Code, such Shareholder may be taxed on income in excess of the economic income or distributions (if any) on such Shareholder’s Shares. As one example, a Shareholder could be allocated and required to pay tax on such Shareholder’s share of interest income accrued by the Fund for a particular taxable year, and in the same year be allocated a share of a capital loss that such Shareholder cannot deduct currently because such Shareholder has insufficient capital gains against which to offset the loss. As another example, a Shareholder could be allocated and required to pay tax on such Shareholder’s share of interest income and capital gain for a year but be unable to deduct some or all of such Shareholder’s share of management fees and/or margin account interest incurred by such Shareholder with respect to such Shareholder’s Shares. Shareholders are urged to consult their own tax advisor regarding the effect of limitations under the Code on their ability to deduct their allocable share of the Fund’s losses and expenses.

Tax Basis of Shares

A Shareholder’s tax basis in its Shares is important in determining (1) the amount of taxable gain or loss it will realize on the sale or other disposition of its Shares, (2) the amount of non-taxable distributions that it may receive from the Fund, and (3) its ability to utilize its distributive share of any losses of the Fund on its U.S. federal income tax return. A Shareholder’s initial tax basis of its Shares will equal its cost for the Shares plus its share of the Fund’s liabilities (if any) at the time of purchase. In general, a Shareholder’s “share” of those liabilities will equal the sum of (i) the entire amount of any otherwise nonrecourse liability of the Fund as to which the Shareholder or certain affiliates of the Shareholder is the creditor (a “partner nonrecourse liability”) and (ii) a pro rata share of any nonrecourse liabilities of the Fund that are not partner nonrecourse liabilities as to any Shareholder.

A Shareholder’s tax basis in its Shares generally will be (1) increased by (a) its allocable share of the Fund’s taxable income and gain and (b) any additional contributions by the Shareholder to the Fund and (2) decreased (but not below zero) by (a) its allocable share of the Fund’s tax deductions and losses and (b) any distributions by the Fund to the Shareholder. For this purpose, an increase in a Shareholder’s share of the Fund’s liabilities will be treated as a contribution of cash by the Shareholder to the Fund and a decrease in that share will be treated as a distribution of cash by the Fund to the Shareholder. Pursuant to certain IRS rulings, a Shareholder will be required to maintain a single, “unified” basis in all Shares that it owns. As a result, when a Shareholder that acquired its Shares at different prices sells less than all of its Shares, such Shareholder will not be entitled to specify particular Shares (e.g., those with a higher basis) as having been sold. Rather, such Shareholder must determine its gain or loss on the sale by using an “equitable apportionment” method to allocate a portion of its unified basis in its Shares to the Shares sold.

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Treatment of Fund Distributions

If the Fund makes non-liquidating distributions to Shareholders, such distributions generally will not be taxable to the Shareholders for U.S. federal income tax purposes except to the extent that the amount of money distributed exceeds the Shareholder’s adjusted basis of its interest in the Fund immediately before the distribution. Any money distributed that is in excess of a Shareholder’s tax basis generally will be treated as gain from the sale or exchange of Shares. For purposes of determining the gain recognized on a distribution from a partnership, a marketable security distributed to a partner is generally treated as money. This treatment, however, does not apply to distributions to “eligible partners” of an “investment partnership,” as those terms are defined in the Code.

Tax Consequences of Disposition of Shares

If a Shareholder sells its Shares, it will recognize gain or loss equal to the difference between the amount realized and its adjusted tax basis for the Shares sold. A Shareholder’s amount realized will be the sum of the cash or the fair market value of other property received plus its share of the Fund’s liabilities.

Gain or loss recognized by a Shareholder on the sale or exchange of Shares held for more than one year will generally be taxable as long-term capital gain or loss; otherwise, such gain or loss will generally be taxable as short-term capital gain or loss. A special election is available under the Treasury Regulations that allows Shareholders to identify and use the actual holding periods for the Shares sold for purposes of determining whether the gain or loss recognized on a sale of Shares will give rise to long-term or short-term capital gain or loss. It is expected that most Shareholders will be eligible to elect, and generally will elect, to identify and use the actual holding period for Shares sold. If a Shareholder who has differing holding periods for its Shares fails to make the election or is not able to identify the holding periods of the Shares sold, the Shareholder will have a split holding period in the Shares sold. Under such circumstances, a Shareholder will be required to determine its holding period in the Shares sold by first determining the portion of its entire interest in the Fund that would give rise to long-term capital gain or loss if its entire interest were sold and the portion that would give rise to short-term capital gain or loss if the entire interest were sold. The Shareholder would then treat each Share sold as giving rise to long-term capital gain or loss and short-term capital gain or loss in the same proportions as if it had sold its entire interest in the Fund.

Under section 751 of the Code, a portion of a Shareholder’s gain or loss from the sale of Shares (regardless of the holding period for such Shares), will be separately computed and taxed as ordinary income or loss to the extent attributable to “unrealized receivables” or “inventory” owned by the Fund. The term “unrealized receivables” includes, among other things, market discount bonds and short-term debt instruments to the extent such items would give rise to ordinary income if sold by the Fund. Such amounts of ordinary income allocated to a Shareholder may be less than, equal to or more than the amount of such gain or loss that otherwise would have recognized by such Shareholder on such sale of Shares.

Other U.S. Federal Income Tax Matters

Information Reporting. The Fund provides tax information to the Shareholders and to the IRS, as required. Shareholders of the Fund are treated as partners in a partnership for U.S. federal income tax purposes. Accordingly, the Fund will furnish Shareholders each year with tax information on IRS Schedule K-1 (Form 1065), which will be used by the Shareholders in completing their U.S. federal income tax returns. The IRS has ruled that assignees of partnership interests who have not been admitted to a partnership as partners but who have the capacity to exercise substantial dominion and control over the assigned partnership interests will be considered partners for U.S. federal income tax purposes. On the basis of this ruling, except as otherwise provided herein, we will treat as a Shareholder any person whose Shares are held on that person’s behalf by a broker or other nominee if that person has the right to direct the nominee in the exercise of all substantive rights attendant to the ownership of the Shares.

Partnership Audit Procedures. The IRS may audit the U.S. federal income tax returns filed by the Fund. Partnerships are generally treated as separate entities for purposes of U.S. federal tax audits, judicial review of administrative adjustments by the IRS, and tax settlement proceedings. The tax treatment of partnership items of income, gain, loss and deduction is determined at the partnership level in a unified partnership proceeding rather than in separate proceedings with the partners.

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Tax deficiencies (including interest and penalties) that arise from an adjustment to partnership items generally are assessed and collected from the partnership (rather than from the partners), and generally are calculated using maximum applicable tax rates (although such partnership level tax may be reduced or eliminated under limited circumstances). A narrow category of partnerships (generally, partnerships having no more than 100 partners that consist exclusively of individuals, C corporations, S corporations and estates) are permitted to elect out of the partnership-level audit rules. As an alternative to partnership-level tax liability, a partnership may elect to furnish adjusted Schedules K-1 to the IRS and to each person who was a partner in the audit year, stating such partner’s share of any partnership adjustments, and each such partner would then take the adjustments into account on its tax returns in the year in which it receives its adjusted Schedule K-1 (rather than by amending their tax returns for the audited year). If the Fund were subject to a partnership level tax, the economic return of all Shareholders (including Shareholders that did not own Shares in the Fund during the taxable year to which the audit relates) may be affected.

The Declaration of Trust provides that if the Fund becomes subject to any tax as a result of any adjustment to taxable income, gain, loss, deduction or credit for any taxable year of the Fund (pursuant to a tax audit or otherwise), such Shareholder (and each former Shareholder) is obligated to indemnify the Fund and the Sponsor against any such taxes (including any interest and penalties) to the extent such tax (or portion thereof) is properly attributable to such Shareholder (or former Shareholder). In addition, the Adviser, on behalf of the Fund, will be authorized to take any action permitted under applicable law to avoid the assessment of any such taxes against the Fund (including an election to issue adjusted Schedules K-1 to the Shareholders (and/or former Shareholders) that take such adjustments to taxable income, gain, loss, deduction or credit into account, resulting in each such Shareholder taking those adjustments into account on its tax returns).

Reportable Transaction Rules. In certain circumstances the Code and Treasury Regulations require that the IRS be notified of transactions through a disclosure statement attached to a taxpayer’s U.S. federal income tax return. These disclosure rules may apply to transactions irrespective of whether they are structured to achieve particular tax benefits. They could require disclosure by the Fund or Shareholders if a Shareholder incurs a loss in excess of a specified threshold from a sale or redemption of its Shares and possibly in other circumstances. While these rules generally do not require disclosure of a loss recognized on the disposition of an asset in which the taxpayer has a “qualifying basis” (generally a basis equal to the amount of cash paid by the taxpayer for such asset), they apply to a loss recognized with respect to interests in a pass-through entity, such as the Shares, even if the taxpayer’s basis in such interests is equal to the amount of cash it paid. In addition, significant monetary penalties may be imposed in connection with a failure to comply with these reporting requirements. Investors should consult their own tax advisor concerning the application of these reporting requirements to their specific situation.

Regulated Investment Companies. Interests in and income from “qualified publicly traded partnerships” satisfying certain gross income tests are treated as qualifying assets and income, respectively, for purposes of determining eligibility for regulated investment company (RIC) status. A RIC may invest up to 25% of its assets in interests in qualified publicly traded partnerships. The determination of whether a publicly traded partnership such as the Fund is a qualified publicly traded partnership is made on an annual basis. The Fund does not expect to be treated as a publicly traded partnership or a qualified publicly traded partnership for U.S. federal income tax purposes. Accordingly, a RIC investor needs to “look-through” to the underlying investments of the Fund to assess the consequences of investing in the Fund.

Taxation of Non-U.S. Shareholders

Generally, non-U.S. persons who derive U.S. source income or gain from investing or engaging in a U.S. business are taxable on two categories of income. The first category consists of amounts that are fixed or determinable, annual or periodic income, such as interest, dividends and rent that are not connected with the operation of a U.S. trade or business (FDAP). The second category is income that is effectively connected with the conduct of a U.S. trade or business (ECI). FDAP income is generally subject to a 30% withholding tax, which may be reduced for certain categories of income by a treaty between the U.S. and the recipient’s country of residence. In contrast, ECI is generally subject to U.S. tax on a net basis at graduated rates upon the filing of a U.S. tax return. Where a non-U.S. person has ECI as a result of an investment in a partnership, the ECI is currently subject to a withholding tax at a rate of 37% for individual Shareholders and a rate of 21% for corporate Shareholders. The tax withholding on ECI, which is the highest tax rate under Code section 1 for non-corporate Non-U.S. Shareholders and Code section 11(b) for corporate Non-U.S. Shareholders, may increase in future tax years if tax rates increase from their current levels.

Withholding on Allocations and Distributions

The Code provides that a non-U.S. person who is a partner in a partnership that is engaged in a U.S. trade or business during a taxable year will also be considered to be engaged in a U.S. trade or business during that year. Classifying an activity by a partnership as an investment or an operating business is a factual determination. Under certain safe harbors in the Code, an investment trust whose activities consist of trading in stocks, securities, or commodities for its own account generally will not be considered to be engaged in a U.S. trade or business unless it is a dealer in such stocks, securities, or commodities. There can be no assurance that the Fund will not be considered to be engaged in a U.S. trade or business.

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In the event that the Fund’s activities were considered to constitute a U.S. trade or business, the Fund would be required to withhold at the highest rate specified in Code section 1 (currently 37%) on allocations of its income to non-corporate Non-U.S. Shareholders and the highest rate specified in Code section 11(b) (currently 21%) on allocations of its income to corporate Non-U.S. Shareholders, when such income is distributed. Non-U.S. Shareholders would also be subject to a 10% withholding tax on the consideration payable upon a sale or exchange of such Non-U.S. Shareholder’s Shares unless an exception to withholding applies. In the case of a transfer made through a broker, the obligation to withhold will generally be imposed on the transferor’s broker. A Non-U.S. Shareholder with ECI will generally be required to file a U.S. federal income tax return, and the return will provide the Non-U.S. Shareholder with the mechanism to seek a refund of any withholding in excess of such Shareholder’s actual U.S. federal income tax liability. Any amount withheld by the Fund will be treated as a distribution to the Non-U.S. Shareholder to the extent possible. In some cases, the Fund may not be able to match the economic cost of satisfying its withholding obligations to a particular Non-U.S. Shareholder, which may result in said cost being borne by the Fund, generally, and accordingly, by all Shareholders.

If the Fund is not treated as engaged in a U.S. trade or business, a Non-U.S. Shareholder may nevertheless be treated as having FDAP income, which would be subject to a 30% withholding tax (possibly subject to reduction by an applicable treaty), with respect to some or all of its distributions from the Fund or its allocable share of Fund U.S. source income. Amounts withheld on behalf of a Non-U.S. Shareholder will be treated as being distributed to such Shareholder. If the Fund is not able to match the economic cost of satisfying its withholding obligation to a particular Non-U.S. Shareholder, said cost may have to be borne by the Fund and accordingly by all Shareholders.

Gain from Sale of Shares

Gain from the sale or exchange of Shares may be taxable to a Non-U.S. Shareholder if the Non-U.S. Shareholder is a nonresident alien individual who is present in the U.S. for 183 days or more during the taxable year. In such case, the nonresident alien individual may be subject to a 30% withholding tax on the amount of such individual’s gain. As discussed above, Non-U.S. Shareholders would also be subject to a 10% withholding tax on the consideration payable upon a sale or exchange of such Non-U.S. Shareholder’s Shares unless an exception to withholding applies.

Branch Profits Tax on Corporate Non-U.S. Shareholders

In addition to the taxes noted above, any Non-U.S. Shareholders that are corporations may also be subject to an additional tax, the branch profits tax, at a rate of 30%. The branch profits tax is imposed on a non-U.S. corporation’s dividend equivalent amount, which generally consists of the corporation’s after-tax earnings and profits that are effectively connected with the corporation’s U.S. trade or business but are not reinvested in a U.S. business. This tax may be reduced or eliminated by an income tax treaty between the United States and the country in which the Non-U.S. Shareholder is a “qualified resident.”

Foreign Account Tax Compliance Act

Legislation commonly referred to as the Foreign Account Tax Compliance Act or “FATCA,” generally imposes a 30% U.S. withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the withholding tax include U.S.-source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. Proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% U.S. withholding tax on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which it holds Shares, a Non-U.S. Shareholder could be subject to this 30% U.S. withholding tax with respect to distributions on its Shares. Under certain circumstances, a Non-U.S. Shareholder may be eligible for a refund or credit of such taxes.

Prospective Non-U.S. Shareholders should consult their own tax advisor regarding these and other tax issues unique to Non-U.S. Shareholders.

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Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PURCHASES OF SHARES

Eligible Investors

Each prospective investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Regulation D under the 1933 Act (or another category of investor to which offers and sales of securities may be made pursuant to an exemption from the registration provision of the 1933 Act). As stated previously in this Confidential Private Placement Memorandum, investors who are “accredited investors” as defined in Regulation D (or are included in such other category of investor) are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Shares of the Fund are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act. Shares may be redeemed in accordance with the procedures set forth in this Confidential Private Placement Memorandum.

Existing Shareholders who purchase additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.

TRANSFERABILITY OF SHARES

Shares may be transferred only: (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or (ii) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion. The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that the transferee is eligible to invest in the Fund and completes a subscription agreement.

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DISTRIBUTIONS

The receipt of a cash distribution from the Fund by a shareholder, not in liquidation of its Shares, generally will not result in the recognition of gain or loss for U.S. federal income tax purposes. Distributions of cash (and, under some circumstances, marketable securities) in excess of a shareholder’s adjusted basis for its interest will, however, result in the recognition by such shareholder of gain in the amount of such excess. A shareholder generally will recognize no gain or loss on a distribution of property of the Fund other than cash (and, under some circumstances, marketable securities) which is not in liquidation of its Shares. However, for purposes of determining a shareholder’s gain or loss on a later sale of such property, the shareholder’s basis in the distributed property will generally be equal to the Fund’s adjusted tax basis in the property, or, if less, the shareholder’s basis in its Shares before the distribution.

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund Shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to Shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to Shareholders as ordinary income. Any long-term capital gains distributions a Shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, and net capital gains, if any, are typically distributed to Shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a Shareholder’s investment in Shares.

[Distribution] Reinvestment Plan

The Fund will operate under a DRP administered by [●] (the “Dividend Paying Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund. Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify [●] in writing at WisdomTree Private Markets & Innovation Fund I, [●]. Such written notice must be received by the [●] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Dividend Paying Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share.

The Dividend Paying Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Dividend Paying Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the [distribution] reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Dividend Paying Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Dividend Paying Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither the Dividend Paying Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

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[The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Aspects.”]

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to [●] at WisdomTree Private Markets & Innovation Fund I, c/o WisdomTree Ventures Management, LLC, 250 West 34th Street, 3rd Floor, New York, New York 10119. Certain transactions can be performed by calling the toll-free number [●].

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and [tax year end] on March 31. As soon as practicable after the end of each calendar year, Schedules K-1 to the Fund’s Form 1065 will be furnished to Shareholders. In addition, the Fund will prepare an unaudited semi-annual and an audited financial statements on Form N-CSR, which will be available at [●], within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

ADDITIONAL TYPES OF INVESTMENTS AND RISKS

Market Events

The market values of the Fund’s assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health emergencies, supply chain disruptions, sanctions and other circumstances involving one country or region could have profound impacts on global economies or markets. As a result, the value and liquidity of the Fund’s investments may be negatively affected.

In addition, governments have recently imposed, and may in the future impose, economic sanctions or other similar measures against certain countries, entities or individuals. The Fund’s investments may be subject to these measures, which could prevent or prohibit the Fund from making certain investments or transacting with certain counterparties. These measures could also result in countermeasures or retaliatory actions, which may adversely impact the Fund’s investments, including those that are not economically tied to sanctioned countries, entities or individuals. The imposition of sanctions and retaliatory measures could, among other things, disrupt markets in which the Fund invests, devalue currencies, and increase market volatility throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain investments, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

[Currency Forwards]

[A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

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The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. The Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to effect a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.]

[Foreign Securities]

When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

The Fund, WisdomTree Ventures Management, LLC (“Adviser”) or [•] (“Sub-Adviser”) may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Such developments could negatively impact the value of the Fund’s investments. The Fund’s investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers) (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

[Future Developments]

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments that are not presently contemplated for use or that are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser or the Sub-Adviser.

[Futures Contracts and Options]

[The Fund may enter into futures contracts, options and options on futures contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to purchase the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. Because futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the specified instrument, index or commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options could be based upon predictions as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund may be required to make additional margin payments.]

[Swaps]

The Fund may enter into equity, interest rate, index, currency rate and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the futures commission merchant and clearing organizations involved in the transaction. In respect of cleared swaps, regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the assets attributable to it in the clearinghouse’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearinghouse.

Interest Rate, Mortgage and Credit Swaps

The Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying asset. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

The Fund may enter into equity index swaps. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. The Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

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Currency Swaps

The Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the counterparty risk, i.e., the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s performance. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but there is no guarantee that the Fund will succeed in enforcing contractual remedies.

Swaptions

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Certain swap agreements into which the Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of the payments that the Fund contractually is entitled to receive.

[Lending Portfolio Securities]

The Fund may lend portfolio securities to certain creditworthy borrowers. The aggregate market value of securities loaned by the Fund will not exceed 33 1/3% of the total assets of the Fund. The following conditions must be met whenever the Fund’s portfolio securities are loaned: (i) the Fund must require the borrower to increase the collateral so that it remains equal to at least 102% (105% for foreign securities) of the value of the portfolio securities loaned whenever the market value of the securities loaned rises above the current level of such collateral; (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable return on the loan, as well as the value of any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay only reasonable administrative fees in connection with the loan; and (v) the Fund’s Board of Trustees (“Board”), or the Adviser as the Board’s delegee must be able to recall the Fund’s loan to vote the securities if such vote involves a material event that may adversely affect the investment. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds; such reinvestments are subject to investment risk. The Fund shall pay a portion of the returns earned from securities lending and/or a fee to the Fund’s securities lending agent, [•] (“Securities Lending Agent”) and Adviser in connection with the lending agent and administrative services provided relating to the securities lending program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. While the Fund has an indemnity from the Securities Lending Agent in connection with borrower defaults, if the borrower were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities in the event that the Fund is not able to avail itself of the indemnity. This event could also trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities lent out by the Fund will not be qualified dividend income. The Fund takes the tax effects of this difference into account in its securities lending program.

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[The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to the Securities Lending Agent who administers the securities lending program in accordance with guidelines approved by the Board.]

Limited Partnership Interests

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. If the Fund makes secondary investments in such private equity underlying funds, the Fund will typically agree to purchase an investor’s existing limited partnership interest in an underlying Fund, typically at a discount to NAV, and take on existing obligations to fund future capital calls. Securities issued by private partnerships tend to be more illiquid, and highly speculative. Limited partnership and/or other interests or positions in underlying funds have not been and will not be registered under the 1933 Act or any other securities laws in any jurisdiction.

Other Publicly Listed Securities

The Fund may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in, or lend capital, to privately held companies.

Publicly traded private equity investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, BDCs, special purpose acquisition companies (“SPACs”), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private markets funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private equity investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity investments occupy a small portion of the private equity universe, including only a few professional investors who focus on, and actively trade, such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Publicly traded private equity investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity investments are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants or other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market instruments, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.

Because SPACs and similar entities are essentially blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

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Private Investments in Public Equity

The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Structured Solutions

The Fund also may gain exposure to underlying funds involving secondary investments structured as a preferred equity investment (“Structured Solutions”). Structured Solutions, which are self-originated transactions between the Fund and an underlying fund’s general partner, in which the Fund will invest cash into an existing underlying fund in exchange for newly-issued interests in the underlying fund (i.e., the “preferred equity”). Structured Solutions are intended to provide for strong risk-adjusted return with meaningful downside protection.

Distressed Securities

The Fund or an underlying fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund and/or underlying fund of the security in respect to which such distribution was made.

Restricted Securities and Rule 144A Securities

The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act, is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Adviser believes accurately reflects fair value.

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New Products

The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

Commodity Pool Operator Exclusion

The Adviser has elected to claim an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies, or this Confidential Private Placement Memorandum.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a “commodity trading advisor” with respect to the Fund; in that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational and other regulations, which could increase Fund expenses.

CODE OF ETHICS

The Fund, the Adviser and the Sub-Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (“Personnel”) (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Sub-Adviser (“Access Persons”).

Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report certain personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

[The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Fund has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.]

Brokerage Commissions

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this Confidential Private Placement Memorandum.

Affiliated Brokers

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this Confidential Private Placement Memorandum.

Regular Broker-Dealers

The Fund is new and has not conducted any brokerage transactions as of the date of this Confidential Private Placement Memorandum.

Portfolio Turnover

Since the Fund has not commenced operations, the Fund has no current portfolio turnover rate. Portfolio turnover rates for the Fund, when available, will be disclosed in the Fund’s Confidential Private Placement Memorandum. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from the Fund to be taxed as ordinary income which may limit the tax efficiency of the Fund. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

[When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Sub-Adviser looks for prompt execution of the order at a favorable price. Generally, the Sub-Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Sub-Adviser owes a duty to its clients to seek best execution on trades effected. [As of the date of this Confidential Private Placement Memorandum, the Sub-Adviser does not currently expect to participate in soft dollar transactions but may do so in the future.]

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Because the Fund had not commenced operations as of the date of this Confidential Private Placement Memorandum, no information regarding brokerage commissions paid is available.]

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PROXY VOTING POLICY AND PROXY VOTING RECORD

To the extent the Fund holds equity securities for which proxies are solicited, proxies for the Fund’s portfolio securities will be voted in accordance with the Sub-Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this Confidential Private Placement Memorandum. [The Fund's portfolio is intended to consist primarily of instruments for which traditional proxy voting is not applicable.]

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available on the SEC’s website at www.sec.gov. In addition, the proxy voting record of the Fund will be available, without charge, upon request by writing to the Adviser at 250 West 34th Street, 3rd Floor, New York, NY 10119 by calling [●] or on the Fund’s website at [www.wisdomtree.com/investments].

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [To the knowledge of the Fund and except as noted below, as of [●], 2026, no persons were deemed to control the Fund].

[●] has provided an initial investment in the Fund. For so long as [●] has a greater than 25% interest in the Fund, [●] may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

As of [●], 2026, the Fund had not commenced operations, and, therefore, the officers and trustees of the Fund as a group beneficially owned no Shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], located at [●], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.]

LEGAL COUNSEL

Dechert LLP, 100 Oliver Street, 40th Floor, Boston, MA 02110, is counsel to the Fund and has passed upon the validity of the Fund’s Shares.

[[●], is counsel to the Independent Trustees.]

FINANCIAL STATEMENTS

The Fund will issue financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.

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APPENDIX A

[SUB-ADVISER].

[PROXY VOTING POLICY]

A-74

PART C: OTHER INFORMATION

[To be updated]

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: [Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.]

(2)	Exhibits:

(a)(1)	Certificate of Trust dated May 28, 2026(1)
(2)	Agreement and Declaration of Trust dated May 28, 2026(1)
(b)	Bylaws dated [•], 2026(2)
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of [Distribution] Reinvestment Plan(2)
(f)	Not applicable.
(g)	Form of Advisory Agreement between Registrant and WisdomTree Ventures Management, LLC(2)
(h)	Not applicable.
(i)	Not applicable.
(j)	Form of Custody Agreement between Registrant and [•].(2)
(k)(1)	Form of Transfer Agency and Service Agreement between Registrant and [•].(2)
(2)	Form of Administration and Accounting Agreement between Registrant and [•].(2)
(3)	[Supervision Agreement between Registrant and WisdomTree Ventures Management, LLC(2)]
(4)	Expense Reimbursement Agreement between Registrant and WisdomTree Ventures Management, LLC(2)
(l)	Not applicable.
(m)	Not applicable
(n)	Not applicable.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics of the Registrant.(2)
(2)	Code of Ethics of WisdomTree Ventures Management, LLC(2)
(3)	Code of Ethics of [sub-adviser].(2)
(4)	Code of Ethics of [principal underwriter].(2)
(s)	Powers of Attorney.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “The Offering” in the Confidential Private Placement Memorandum that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$	[•]
Printing fees	$	[•]
Accounting fees and expenses	$	[•]
Legal fees and expense	$	[•]
Miscellaneous	$	[•]
Total Fees	$	[•]

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

As of [•]

Title of Class	Number of Record Holders
Common shares of beneficial interest, no par value per share	[•]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Advisor

See “Management” in the Confidential Private Placement Memorandum. Information as to the directors and officers of WisdomTree Ventures Management, LLC, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [•] and WisdomTree Ventures Management, LLC, 250 West 34th Street, 3rd Floor, New York, NY 10119.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 26th day of June, 2026.

WisdomTree Private Markets & Innovation Fund I

(A Delaware statutory trust)

By:	/s/ Joanne Antico
Sole Initial Trustee

EXHIBIT INDEX

(a)(1) Certificate of Trust

(a)(2) Agreement and Declaration of Trust